BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK                               383 Madison Avenue
o SAN FRANCISCO o FRANKFURT                                 New York, N.Y. 10179
GENEVA o HONG KONG                                                (212) 272-2000
LONDON o PARIS o TOKYO

                  New Issue Computational Materials
                  ---------------------------------

                  $347,012,000 (Approximate)

                          the
                  [LOGO] WINTER
                         group

                  Terwin Mortgage Trust
                  Asset Backed Certificates, Series 2005-18ALT

                  Bear Stearns Asset Backed Securities I LLC
                  Depositor

                  Specialized Loan Servicing LLC
                  Initial Servicer

                  Wells Fargo Bank, N.A.
                  Servicing Administrator, Securities Administrator and
                    Backup Servicer

                  Bear, Stearns & Co. Inc.     /     Terwin Capital LLC
                  Underwriters

                  November 14, 2005

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK                               383 Madison Avenue
o SAN FRANCISCO o FRANKFURT                                 New York, N.Y. 10179
GENEVA o HONG KONG                                                (212) 272-2000
LONDON o PARIS o TOKYO
--------------------------------------------------------------------------------

      Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns, and/or individuals thereof, may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 3
       group

                           $347,012,000 (Approximate)
                             Terwin Mortgage Trust,
                  Asset Backed Certificates, Series 2005-18ALT

                   Bear Stearns Asset Backed Securities I LLC
                                    Depositor
                         Specialized Loan Servicing LLC
                                    Servicer
                             Offered Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Initial
                     Original                                           Average       Credit                           Expected
  Offered           Principal                                         Life to Call  Enhancement         Legal           Ratings
Certificates        Balance(1)       Coupon        Description           (yrs)          %(2)            Final         (S&P/Mdy's)
-----------------------------------------------------------------------------------------------------------------------------------
Class A-1          $150,852,000        (3)       Senior Sequential        1.00         20.10%         [12/25/36]        AAA/Aaa
-----------------------------------------------------------------------------------------------------------------------------------
Class A-2            75,873,000        (3)       Senior Sequential        3.00         20.10%         [12/25/36]        AAA/Aaa
-----------------------------------------------------------------------------------------------------------------------------------
Class A-3            56,920,000        (3)       Senior Sequential        4.94         20.10%         [12/25/36]        AAA/Aaa
-----------------------------------------------------------------------------------------------------------------------------------
Class A-4            40,647,000        (3)        Sr. Mezzanine PT        2.33          8.65%         [12/25/36]        AAA/--
-----------------------------------------------------------------------------------------------------------------------------------
Class M-1             7,100,000        (3)          Subordinate           4.17          6.65%         [12/25/36]        AA+/--
-----------------------------------------------------------------------------------------------------------------------------------
Class M-2             5,148,000        (3)          Subordinate           4.17          5.20%         [12/25/36]         AA/--
-----------------------------------------------------------------------------------------------------------------------------------
Class M-3             1,952,000        (3)          Subordinate           4.17          4.65%         [12/25/36]        AA-/--
-----------------------------------------------------------------------------------------------------------------------------------
Class M-4             2,130,000        (3)          Subordinate           4.17          4.05%         [12/25/36]         A+/--
-----------------------------------------------------------------------------------------------------------------------------------
Class M-5             1,598,000        (3)          Subordinate           4.17          3.60%         [12/25/36]         A/--
-----------------------------------------------------------------------------------------------------------------------------------
Class M-6             1,420,000        (3)          Subordinate           4.17          3.20%         [12/25/36]         A-/--
-----------------------------------------------------------------------------------------------------------------------------------
Class B-1             1,242,000        (3)          Subordinate           4.17          2.85%         [12/25/36]        BBB+/--
-----------------------------------------------------------------------------------------------------------------------------------
Class B-2             1,065,000      NWAC-1%        Subordinate           4.17          2.55%         [12/25/36]        BBB/--
-----------------------------------------------------------------------------------------------------------------------------------
Class B-3             1,065,000      NWAC-1%        Subordinate           4.17          2.25%         [12/25/36]        BBB-/--
-----------------------------------------------------------------------------------------------------------------------------------
                                             Non-Offered Certificates
-----------------------------------------------------------------------------------------------------------------------------------
Class B-4             2,663,000      NWAC-1%        Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
Class B-5             3,017,000      NWAC-1%        Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
Class B-6             2,308,000      NWAC-1%        Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
Class X-1           324,292,000        (4)      Senior Interest Only
-----------------------------------------------------------------------------------------------------------------------------------
Class M-X1           14,200,000        (5)       Sub. Interest Only
-----------------------------------------------------------------------------------------------------------------------------------
Class M-X2            5,148,000        (6)       Sub. Interest Only
-----------------------------------------------------------------------------------------------------------------------------------
Class B-X1            1,242,000        (7)       Sub. Interest Only
-----------------------------------------------------------------------------------------------------------------------------------
Class B-X2           10,118,000        (8)       Sub. Interest Only
-----------------------------------------------------------------------------------------------------------------------------------
Class P             355,000,000        --       Prepayment.Penalties
-----------------------------------------------------------------------------------------------------------------------------------
Class R             355,000,000        --           Non-Economic
                                                      Residual
-----------------------------------------------------------------------------------------------------------------------------------

Notes

(1)   The Certificate sizes are approximate and subject to a +/-10% variance.
(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.
(3) The Class A, the Class M and Class B-1 Certificates will bear interest at a variable rate based on LIBOR plus the related margin, subject to the lesser of the Net WAC Rate Cap and the Maximum Cap Rate. The Class A, the Class M and Class B-1 Certificates will settle with accrued interest on an actual/360 basis (0 day delay).
(4) The Class X-1 Certificates will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Mortgage Loans over (y) the weighted average pass-through rate on the Class A Certificates based on the notional amount equal to aggregate current principal amount of the Class A Certificates. The Class X-1 Certificates will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 4
       group

Notes (continued)

(5) The Class M-X1 Certificates will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Mortgage Loans over (y) the weighted average pass-through rate on the Class M-1, Class M-2 and Class M-3 Certificates based on the notional amount equal to aggregate current principal amount of the Class M-1, Class M-2 and Class M-3 Certificates. The Class M-X1 Certificates will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

(6) The Class M-X2 Certificates will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Mortgage Loans over (y) the weighted average pass-through rate on the Class M-4, Class M-5 and Class M-6 Certificates based on the notional amount equal to aggregate current principal amount of the Class M-4, Class M-5 and Class M-6 Certificates. The Class M-X2 Certificates will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

(7) The Class B-X1 Certificates will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Mortgage Loans over (y) the weighted average pass-through rate on the Class B-1 Certificates based on the notional amount equal to aggregate current principal amount of the Class B-1 Certificates. The Class B-X1Certificates will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

(8) The Class B-X2 Certificates will bear interest at a pass-through rate equal to 1.00% per annum on the notional amount equal to aggregate current principal amount of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Class B-X2 Certificates will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

                              Prepayment Assumption

          ----------------------------------------------------------------------
           ARMs             25% CPB
          ----------------------------------------------------------------------
           Fixed            15% CPR in  month 1,  increasing  to 30% CPR over 12
                            months, and remaining at 30% CPR thereafter.
          ----------------------------------------------------------------------

Rating Agency Contacts:
-----------------------
S&P:            Danielle Stumberger       (212) 438-3514
Moody's:        Greg Gemson               (212) 553-2974

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 5
       group

Depositor:                  Bear Stearns Asset Backed Securities I LLC

Seller:                     Terwin Advisors LLC

Initial Servicer:           Specialized Loan Servicing LLC ("SLS"). SLS is
                            affiliated with and under common ownership and control with the Seller and Terwin Capital LLC. SLS has received the following residential primary servicer ratings from Fitch: "RPS3-" for subprime and Alt-A products and "RSS3-" for special servicing. SLS has received the following residential primary servicer rating from Moody's:
                            "SQ3-" for subprime products and "SQ3-" for second liens.

                            On or before the Closing Date, the Seller may elect to sell the Servicing Rights to a third-party servicer. Any such sale will be described more fully in the prospectus supplement.

Servicing Administrator,
Securities Administrator
and Backup Servicer:        Wells Fargo Bank, N.A.

Trustee:                    U.S. Bank National Association.

Lead Manager:               Bear, Stearns & Co. Inc.

Co-Manager:                 Terwin Capital LLC

Cut-off Date:               December 1, 2005

Closing Date:               December 28, 2005

Distribution Date:          25th of each month, or next business day, commencing
                            January 2006.

Legal Structure:            REMIC

Optional Call:              10% cleanup call

Remittance Type:            Scheduled/Scheduled

Form of Registration:       The investment grade Certificates will be issued in
                            book-entry form through DTC.

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 6
       group

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws. During the period the Swap Agreement is outstanding, plan investors will be required to represent that they have available certain exemptions based on the identity of the plan or the fiduciary making investment decisions on behalf of the plan.

SMMEA: The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 and Class M-3 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing                   Obligation:  The  Servicer is  obligated  to advance
                            delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:      On each distribution date, Servicer will be required
                            to pay Compensating Interest up to the amount of its
                            Servicing   Fee   to   cover   prepayment   interest
                            shortfalls ("Prepayment Interest Shortfalls") due to partial and/or full prepayments on the Mortgage
                            Loans that occurred during the Prepayment Period.

                            The Prepayment Period with respect to any Distribution Date is the period commencing on the 12th day of the month prior to the month in which the related Distribution Date occurs and ending on the 11th day of the month in which such Distribution Date occurs.

Mortgage Loans:             The Mortgage  Loans will consist of  fixed-rate  and
                            adjustable-rate,  first lien,  Alt-A  mortgage loans
                            (the "Mortgage  Loans")  underwritten  to The Winter
                            Group Underwriting Guidelines or the guidelines of the applicable originators and will be serviced by the Servicer. On the Closing Date, the aggregate principal balance of the Mortgage Loans is expected to be approximately $355,000,000.

Credit Enhancement:         Credit  Enhancement  for  the  Certificates  will be
                            provided by a  senior/subordinate  shifting interest
                            structure.   The  Subordinate  Certificates  provide
                            credit enhancement for the Senior Certificates.

Net Mortgage Rate:          The  applicable  mortgage rate on each Mortgage Loan
                            as of the first day of the related due period  minus
                            the   Servicing   Fee,   the  Trustee  Fee  and  the
                            Securities Administrator Fee.

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 7
       group

Net WAC Rate Cap:           For  any  Distribution  Date,  the  per  annum  rate
                            (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average of the Net
                            Mortgage Rates of the Mortgage Loans minus (y) the the product of (i) the fraction, expressed as a percentage, the numerator of which is equal to the Net Swap Payment or Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) made by the Trust and the denominator of which is equal to the aggregate principal balance of the mortgage loans and (ii) 12.

Maximum Cap Rate:           For any Distribution  Date, the per annum rate equal
                            to (x) the Net Mortgage Rates on the adjustable rate
                            mortgage   loans  (based  on  the  related   maximum
                            lifetime  mortgage rates) and the Net Mortgage Rates
                            on the  fixed  rate  mortgage  loans,  minus (y) the
                            product  of  (i)  the   fraction,   expressed  as  a
                            percentage, the numerator of which is equal to the Net Swap Payment or Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) made by the Trust and the denominator of which is equal to the aggregate principal balance of the mortgage loans and (ii) 12.

Pass-Through Rate:          The Pass-Through  Rate on any Distribution  Date for
                            each  class  of  Class  A,  Class  M and  Class  B-1
                            Certificates will equal the least of the

                            (a) One-Month LIBOR plus related margin; (b) The related Net WAC Rate Cap; and (c) The related Maximum Cap Rate.

                            The Pass-Through Rate on the Class B-2 and Class B-3 Certificates will be equal to the Net WAC Rate Cap minus 1.00% per annum.

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 8
       group

Basis Risk Shortfall
Carry-Forward Amount:       For each  class of Class A,  Class M and  Class  B-1
                            Certificates,  on any Distribution  Date, the sum of
                            (i)  the  excess  of  (A)  the  accrued  Certificate
                            Interest  for such Class on such  Distribution  Date
                            had interest for such Class  accrued at a rate equal
                            to  the  lesser  of (x)  One-Month  LIBOR  plus  the
                            related  margin  and (y) the  Maximum  Cap Rate with
                            respect  to  such  Distribution  Date  over  (B) the
                            accrued  Certificate  Interest for such Class at the
                            Pass-Through   Rate   for   such   Class   on   such
                            Distribution  Date,  (ii) any Basis  Risk  Shortfall
                            Carry-Forward  Amount  remaining  unpaid  from prior
                            Distribution   Dates  and  (iii)  interest  for  the
                            related accrual period on the amount in clause (ii) calculated on the basis of the lesser of (x)
                            One-Month LIBOR plus the related margin and (y) the Maximum Cap Rate with respect to such Distribution
                            Date.

Cash Flow Description:      Distributions  on the  Certificates  will be made on
                            the 25th day of each month (or next  business  day).
                            The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                            Available Funds:

                            1. To the Swap Counterparty, any Net Swap Payment owed to the Swap Counterparty under the Swap Agreement for such Distribution Date;
                            2. Payment of interest to the holders of the Class A and Class X-1 Certificates (net of Basis Risk Shortfall Carry-Forward Shortfall Amounts);
                            3. Payment of principal to the holders of the Class A Certificates (as described herein) in an amount equal to its senior optimal principal distribution amount;
                            4. Payment of interest, sequentially, to the holders of the Class M-1, Class M-2 and Class M-3 Certificates (net of Basis Risk Shortfall Carry-Forward Shortfall Amounts);
                            5. Payment of interest to the holders of the Class M-X1 Certificates (net of Basis Risk Shortfall Carry-Forward Shortfall Amounts);
                            6. Payment of interest, sequentially, to the holders of the Class M-4, Class M-5 and Class M-6 Certificates (net of Basis Risk Shortfall Carry-Forward Shortfall Amounts);
                            7. Payment of interest to the holders of the Class M-X2 Certificates (net of Basis Risk Shortfall Carry-Forward Shortfall Amounts);
                            8. Payment of principal sequentially to the holders of the Class M Certificates so each such Class shall receive such class' allocable share of the subordinate optimal principal distribution amount;
                            9. Payment of interest, sequentially, to the holders of the Class B Certificates;
                            10. Payment of  interest to the holders of the Class
                                B-X1 Certificates (net of Basis Risk Shortfall Carry-Forward Shortfall Amounts);
                            11. Payment of  interest to the holders of the Class
                                B-X2 Certificates (net of Basis Risk Shortfall Carry-Forward Shortfall Amounts);

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 9
       group

                            12. Payment of principal sequentially to the holders
                                of the Class B Certificates so each such Class shall receive such class' allocable share of the subordinate optimal principal distribution amount;
                            13. Payment    of   any   Basis    Risk    Shortfall
                                Carry-Forward Amount, sequentially, to the holders of the Class A Certificates;
                            14. Payment    of   any   Basis    Risk    Shortfall
                                Carry-Forward Amount, sequentially, to the holders of the Class M Certificates;
                            15. Payment    of   any   Basis    Risk    Shortfall
                                Carry-Forward Amount, sequentially, to the holders of the Class B Certificates.

Principal Allocation
to the Class A
Certificates:               Principal  allocations  to the Class A  Certificates
                            will be paid concurrently and on a pro rata basis to
                            (a)  the  Class   A-1,   Class  A-2  and  Class  A-3
                            Certificates, in aggregate, and (b) to the Class A-4
                            Certificates. The Class A-1, Class A-2 and Class A-3
                            Certificates will be paid principal sequentially.

Shifting Interest:          The Senior  Certificates  (except  for the  Interest
                            Only  Certificates) will be entitled to receive 100%
                            of the  prepayments  on the mortgage loans up to and
                            including  the 60th  distribution  date.  The Senior
                            Prepayment  Percentage can be reduced to the related
                            Senior  Percentage plus 70%, 60%, 40%, 20% and 0% of
                            the  related  Subordinate  Percentage  over the next
                            five years  provided that (i) the principal  balance
                            of the  mortgage  loans 60 days or more  delinquent,
                            averaged over the last 6 months,  as a percentage of
                            the   current   principal   amount  of  the  related
                            Subordinate  Certificates  does not  exceed  50% and
                            (ii) cumulative realized losses for the mortgage loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date of the aggregate principal balance of the Subordinate Certificates as of the Closing Date.

                            Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the current principal amount of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the mortgage loans do not exceed a) on or prior to the 36th distribution date, 20% of the aggregate principal balance of the Subordinate Certificates as of the Closing Date or b) after the 36th distribution date, 30% of the aggregate principal balance of the Subordinate Certificates as of the Closing Date then prepayments will be allocated on a pro rata basis.

                            If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the related subordinate percentage can be allocated to the related subordinate classes.

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 10
       group

Allocation of Losses:       Realized  Losses  on  the  mortgage  loans  will  be
                            allocated to the most junior  class of  Certificates
                            outstanding    beginning    with   the   Class   B-6
                            Certificates,   until  the   Certificate   Principal
                            Balance of each Subordinate Class has been reduced to zero. Thereafter, Realized Losses on the Mortgage
                            Loans  will be  allocated  first  to the  Class  A-4
                            Certificates until zero, and then to the Class A-1, Class A-2 and Class A-3 Certificates on a pro rata basis.

Swap Agreement:             On the Closing  Date,  the Trustee will enter into a
                            Swap  Agreement with an initial  notional  amount of
                            approximately   $[344,882,000].   Under   the   Swap
                            Agreement,  the  Trust  will  be  obligated  to  pay
                            monthly a per annum rate on the notional  amount (as
                            set  forth  in  the  Swap  Agreement)  to  the  Swap
                            Provider.  The Trust will be  entitled to receive an
                            amount  equal to  one-month  LIBOR  on the  notional
                            amount as set forth in the Swap  Agreement  from the
                            Swap   Provider,   until  the  Swap   Agreement   is
                            terminated.   Only  the  net   amount   of  the  two
                            obligations  will be distributed by the  appropriate
                            party  ("Net  Swap   Payment").   See  the  attached
                            schedule.

                            Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the "Swap Termination Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be distributed on the related Distribution Date, and on any subsequent Distribution Dates until distributed in full, generally prior to distributions to Certificateholders.

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 11
       group

                            Pursuant to the Swap Administration Agreement, amounts paid by the trust to the Swap Administrator as described above, and amounts paid by the Swap Counterparty to the Swap Administrator under the Swap Agreement, will be deposited into a reserve account (the "Swap Account").

                            Pursuant to the Swap Administration Agreement, amounts paid by the trust to the Swap Administrator will be distributed to the Swap Counterparty on each Distribution Date in the following order of priority:

                            1) to the Swap Counterparty, any Net Swap Payment owed to the Swap Counterparty under the Swap Agreement for such Distribution Date; and
                            2) to the Swap Counterparty, any Swap Termination Payment owed to the Swap Counterparty under the Swap Agreement

                            Pursuant to the Swap Administration Agreement, amounts paid by the Swap Counterparty to the Swap Administrator will be distributed on each Distribution Date in the following order of priority:

                            1) to the holders of the Class A Certificates, on a pro rata basis, any accrued and unpaid interest to the extent unpaid from interest collections, but only to the extent of the interest portion of Realized Losses or prepayment interest shortfalls (not covered by Compensating Interest) allocated to such Certificates on such Distribution Date;
                            2) to the holders of the Class M Certificates, on a pro rata basis, any accrued and unpaid interest to the extent unpaid from interest collections, but only to the extent of the interest portion of Realized Losses or prepayment interest shortfalls (not covered by Compensating Interest) allocated to such Certificates on such Distribution Date;
                            3) to the holders of the Class B Certificates, on a pro rata basis, any accrued and unpaid interest to the extent unpaid from interest collections, but only to the extent of the interest portion of Realized Losses or prepayment interest shortfalls (not covered by Compensating Interest) allocated to such Certificates on such Distribution Date;
                            4) to pay, first to the Class A Certificates, on a pro rata basis, any Basis Risk Shortfall Carry-Forward Amount, as applicable, for such Distribution Date and second, sequentially to the Class M Certificates, in order of priority, any Basis Risk Shortfall Carry-Forward Amount for such Distribution Date and, third, sequentially to the Class B Certificates, in order of priority, any Basis Risk Shortfall Carry-Forward Amount for such Distribution Date;
                            5) to the Class X-1, M-X1, M-X2, B-X1 and B-X2 Certificates, any remaining amounts as described in the Pooling and Servicing Agreement.

Swap Provider
Trigger                     Event: A "Swap  Provider  Trigger Event" shall mean:
                            (i) an Event of Default under the Swap Agreement with respect to which the Swap Counterparty is a Defaulting Party (as defined in the Swap Agreement) or (ii) a Termination Event (including an Additional Termination Event) under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party (as defined in the Swap Agreement).

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 12
       group

                                 Swap Agreement
                   Notional Balance and Fixed Payment Schedule

------------------------------------------------------------------------------------------------
                                            Fixed                                         Fixed
                                           Payment                                       Payment
   Period      Notional Balance($)           (%)        Period    Notional Balance($)      (%)
------------------------------------------------------------------------------------------------
     1                344,882,000           4.450         31              108,734,867     4.941
     2                332,353,194           4.558         32              104,895,316     4.948
     3                320,266,058           4.666         33              101,150,121     4.955
     4                308,605,493           4.797         34               97,197,054     4.961
     5                297,356,447           4.874         35               93,552,519     4.967
     6                286,504,400           4.897         36               90,248,972     4.972
     7                276,035,342           4.896         37               87,062,060     4.977
     8                265,935,760           4.884         38               83,988,605     4.982
     9                256,192,615           4.870         39               81,023,631     4.988
     10               246,793,332           4.861         40               78,163,309     4.994
     11               237,725,775           4.865         41               75,403,735     5.000
     12               228,978,240           4.873         42               72,741,572     5.006
     13               220,539,433           4.879         43               70,173,380     5.011
     14               212,398,461           4.881         44               67,695,844     5.017
     15               204,544,814           4.880         45               65,305,764     5.021
     16               196,968,354           4.876         46               63,000,052     5.025
     17               189,659,298           4.869         47               60,775,732     5.029
     18               182,608,211           4.861         48               58,629,931     5.033
     19               175,805,989           4.855         49               56,559,878     5.037
     20               166,207,743           4.851         50               54,562,898     5.041
     21               156,629,368           4.851         51               52,636,413     5.046
     22               150,272,440           4.855         52               50,777,935     5.051
     23               144,966,421           4.863         53               48,985,063     5.057
     24               139,847,726           4.873         54               47,243,241     5.063
     25               134,909,742           4.884         55               45,563,265     5.068
     26               130,146,090           4.894         56               43,942,944     5.073
     27               125,550,616           4.904         57               42,380,049     5.078
     28               121,117,383           4.914         58               40,445,925     5.082
     29               116,840,665           4.923         59               24,576,792     5.085
     30               112,714,937           4.932         60               23,698,059     5.089
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 13
       group

                           Net Funds Cap Schedule (1)
--------------------------------------------------------------------------------
   PERIOD         NET       EFFECTIVE                      NET        EFFECTIVE
                 FUNDS        RATE(2)                     FUNDS         RATE (2)
                CAP(1)(%)      (%)          PERIOD       CAP(1)(%)        (%)
--------------------------------------------------------------------------------
     1            7.12         7.12           43           6.48         16.37
     2            6.31        21.01           44           6.27         15.76
     3            6.88        22.89           45           6.27         15.69
     4            6.11        20.35           46           6.49         16.13
     5            6.25        20.75           47           6.28         15.54
     6            6.04        19.88           48           6.49         15.98
     7            6.25        20.37           49           6.28         15.40
     8            6.07        19.57           50           6.28         15.32
     9            6.09        19.44           51           6.96         16.89
     10           6.30        19.96           52           6.29         15.18
     11           6.10        19.19           53           6.50         15.61
     12           6.31        19.70           54           6.29         15.04
     13           6.10        18.93           55           6.50         15.47
     14           6.11        18.81           56           6.29         14.91
     15           6.77        20.69           57           6.30         14.88
     16           6.12        18.57           58           6.59         15.75
     17           6.34        19.08           59           6.64         13.67
     18           6.15        18.35           60           6.87         14.18
     19           6.38        18.86
     20           6.20        17.95
     21           6.25        17.64
     22           6.47        18.10
     23           6.26        17.43
     24           6.47        17.92
     25           6.26        17.25
     26           6.26        17.17
     27           6.69        18.27
     28           6.26        17.01
     29           6.46        17.49
     30           6.25        16.84
     31           6.46        17.31
     32           6.25        16.68
     33           6.25        16.61
     34           6.47        17.06
     35           6.26        16.42
     36           6.47        16.88
     37           6.27        16.27
     38           6.27        16.19
     39           6.94        17.86
     40           6.27        16.06
     41           6.48        16.52
     42           6.27        15.91

--------------------------------------------------------------------------------

Notes:

(1) Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 4.10% and 4.53% respectively in the first Distribution Date and increase instantaneously to 20.00% after the first Distribution Date. The cashflows are run to the Optional Termination at the pricing speed. No credit given to the Swap Agreement.
(2)   Same as (1), except full credit is given to the Swap Agreement.

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 14
       group

                          Prepayment Sensitivity Tables
         (Assumes No Losses, 1- month @ 4.10% and 6-month LIBOR @ 4.53%)

Class A-1 (to call / to maturity)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                             5.12         1.88          1.30         1.00         0.81         0.67
Modified Duration (years)                        4.42         1.74          1.23         0.95         0.78         0.65
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                        5/25/19      1/25/10       9/25/08     12/25/07      8/25/07      5/25/07
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         161           49            33           24           20           17
Illustrative Yield (30/360) at Par (%)          4.31%        4.31%         4.31%        4.30%        4.30%        4.30%
-----------------------------------------------------------------------------------------------------------------------

Class A-4 (to call)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            13.43         4.13          2.99         2.33         1.94         1.60
Modified Duration (years)                        8.73         3.52          2.65         2.10         1.77         1.48
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                        7/25/33      7/25/16      12/25/12      2/25/11     10/25/10      3/25/10
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         331          127            84           62           58           51
Illustrative Yield (30/360) at Par (%)          4.67%        4.67%         4.67%        4.67%        4.67%        4.67%
-----------------------------------------------------------------------------------------------------------------------

Class A-4 (to maturity)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            13.53         4.57          3.32         2.56         2.05         1.69
Modified Duration (years)                        8.75         3.74          2.85         2.26         1.85         1.55
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                       11/25/35     11/25/35      11/25/35     11/25/35     11/25/35      2/25/35
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         359          359           359          359          359          350
Illustrative Yield (30/360) at Par (%)          4.67%        4.67%         4.67%        4.67%        4.67%        4.67%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 15
       group

                          Prepayment Sensitivity Tables
        (Assumes No Losses, 1- month @ 4.10% and 6-month LIBOR @ 4.53%)

Class M-1 (to call)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            20.86         6.77          5.02         4.17         3.75         3.26
Modified Duration (years)                       12.72         5.60          4.36         3.70         3.35         2.94
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                        7/25/33      7/25/16      12/25/12      2/25/11     10/25/10      3/25/10
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         331          127            84           62           58           51
Illustrative Yield (30/360) at Par (%)          4.67%        4.67%         4.67%        4.67%        4.67%        4.67%
-----------------------------------------------------------------------------------------------------------------------

Class M-1 (to  maturity)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            21.04         7.75          5.77         4.80         4.13         3.61
Modified Duration (years)                       12.77         6.09          4.81         4.13         3.62         3.21
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                       11/25/35     11/25/35      11/25/35     11/25/35     10/25/35      7/25/34
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         359          359           359          359          358          343
Illustrative Yield (30/360) at Par (%)          4.67%        4.67%         4.67%        4.67%        4.67%        4.67%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 16
       group

                          Prepayment Sensitivity Tables
        (Assumes No Losses, 1- month @ 4.10% and 6-month LIBOR @ 4.53%)

Class M-2 (to call)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            20.86         6.77          5.02         4.17         3.75         3.26
Modified Duration (years)                       12.61         5.58          4.34         3.69         3.34         2.94
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                        7/25/33      7/25/16      12/25/12      2/25/11     10/25/10      3/25/10
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         331          127            84           62           58           51
Illustrative Yield (30/360) at Par (%)          4.76%        4.76%         4.76%        4.76%        4.76%        4.76%
-----------------------------------------------------------------------------------------------------------------------

Class M-2 (to maturity)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            21.04         7.75          5.77         4.80         4.13         3.61
Modified Duration (years)                       12.66         6.06          4.80         4.12         3.61         3.20
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                       11/25/35     11/25/35      11/25/35     11/25/35     10/25/35      4/25/34
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         359          359           359          359          358          340
Illustrative Yield (30/360) at Par (%)          4.76%        4.76%         4.76%        4.76%        4.76%        4.76%
-----------------------------------------------------------------------------------------------------------------------

Class M-3 (to call)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            20.86         6.77          5.02         4.17         3.75         3.26
Modified Duration (years)                       12.50         5.56          4.33         3.68         3.34         2.93
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                        7/25/33      7/25/16      12/25/12      2/25/11     10/25/10      3/25/10
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         331          127            84           62           58           51
Illustrative Yield (30/360) at Par (%)          4.86%        4.86%         4.86%        4.86%        4.86%        4.86%
-----------------------------------------------------------------------------------------------------------------------

Class M-3 (to maturity)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            21.04         7.75          5.77         4.80         4.13         3.61
Modified Duration (years)                       12.55         6.03          4.78         4.11         3.60         3.20
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                       11/25/35     11/25/35      11/25/35     11/25/35     10/25/35      4/25/33
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         359          359           359          359          358          328
Illustrative Yield (30/360) at Par (%)          4.86%        4.86%         4.86%        4.86%        4.86%        4.86%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 17
       group

                          Prepayment Sensitivity Tables
        (Assumes No Losses, 1- month @ 4.10% and 6-month LIBOR @ 4.53%)

Class M-4 (to call)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            20.86         6.77          5.02         4.17         3.75         3.26
Modified Duration (years)                       12.46         5.55          4.33         3.68         3.33         2.93
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                        7/25/33      7/25/16      12/25/12      2/25/11     10/25/10      3/25/10
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         331          127            84           62           58           51
Illustrative Yield (30/360) at Par (%)          4.90%        4.90%         4.90%        4.90%        4.90%        4.90%
-----------------------------------------------------------------------------------------------------------------------

Class M-4 (to maturity)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            21.04         7.75          5.77         4.80         4.13         3.61
Modified Duration (years)                       12.50         6.02          4.77         4.10         3.60         3.19
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                       11/25/35     11/25/35      11/25/35     11/25/35     10/25/35      5/25/33
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         359          359           359          359          358          329
Illustrative Yield (30/360) at Par (%)          4.90%        4.90%         4.90%        4.90%        4.90%        4.90%
-----------------------------------------------------------------------------------------------------------------------

Class M-5 (to call)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            20.86         6.77          5.02         4.17         3.75         3.26
Modified Duration (years)                       11.91         5.45          4.27         3.63         3.30         2.90
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                        7/25/33      7/25/16      12/25/12      2/25/11     10/25/10      3/25/10
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         331          127            84           62           58           51
Illustrative Yield (30/360) at Par (%)          5.39%        5.39%         5.39%        5.39%        5.39%        5.38%
-----------------------------------------------------------------------------------------------------------------------

Class M-5 (to maturity)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            21.04         7.75          5.77         4.80         4.13         3.61
Modified Duration (years)                       11.95         5.89          4.69         4.04         3.55         3.16
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                       11/25/35     11/25/35      11/25/35     11/25/35     10/25/35      1/25/33
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         359          359           359          359          358          325
Illustrative Yield (30/360) at Par (%)          5.39%        5.39%         5.39%        5.39%        5.39%        5.38%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 18
       group

                          Prepayment Sensitivity Tables
        (Assumes No Losses, 1- month @ 4.10% and 6-month LIBOR @ 4.53%)

Class M-6 (to call)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            20.86         6.77          5.02         4.17         3.75         3.26
Modified Duration (years)                       11.69         5.40          4.24         3.62         3.28         2.89
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                        7/25/33      7/25/16      12/25/12      2/25/11     10/25/10      3/25/10
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         331          127            84           62           58           51
Illustrative Yield (30/360) at Par (%)          5.59%        5.59%         5.59%        5.59%        5.59%        5.59%
-----------------------------------------------------------------------------------------------------------------------

Class M-6 (to maturity)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            21.04         7.75          5.77         4.80         4.13         3.61
Modified Duration (years)                       11.73         5.83          4.66         4.01         3.53         3.14
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                       11/25/35     11/25/35      11/25/35     11/25/35     10/25/35     11/25/32
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         359          359           359          359          358          323
Illustrative Yield (30/360) at Par (%)          5.59%        5.59%         5.59%        5.59%        5.59%        5.59%
-----------------------------------------------------------------------------------------------------------------------

Class B-1 (to call)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            20.86         6.77          5.02         4.17         3.75         3.26
Modified Duration (years)                       11.53         5.37          4.22         3.60         3.27         2.88
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                        7/25/33      7/25/16      12/25/12      2/25/11     10/25/10      3/25/10
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         331          127            84           62           58           51
Illustrative Yield (30/360) at Par (%)          5.75%        5.75%         5.75%        5.75%        5.75%        5.75%
-----------------------------------------------------------------------------------------------------------------------

Class B-1 (to maturity)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            21.04         7.75          5.77         4.80         4.13         3.61
Modified Duration (years)                       11.56         5.79          4.63         4.00         3.52         3.13
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                       11/25/35     11/25/35      11/25/35     11/25/35      9/25/35      9/25/32
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         359          359           359          359          357          321
Illustrative Yield (30/360) at Par (%)          5.75%        5.75%         5.75%        5.75%        5.75%        5.74%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 19
       group

                          Prepayment Sensitivity Tables
        (Assumes No Losses, 1- month @ 4.10% and 6-month LIBOR @ 4.53%)

Class B-2 (to call)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            20.86         6.77          5.02         4.17         3.75         3.26
Modified Duration (years)                       11.40         5.40          4.25         3.63         3.30         2.90
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                        7/25/33      7/25/16      12/25/12      2/25/11     10/25/10      3/25/10
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         331          127            84           62           58           51
Illustrative Yield (30/360) at Par (%)          5.99%        5.69%         5.51%        5.35%        5.21%        5.06%
-----------------------------------------------------------------------------------------------------------------------

Class B-2 (to maturity)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            21.04         7.75          5.77         4.80         4.13         3.61
Modified Duration (years)                       11.43         5.84          4.68         4.04         3.56         3.17
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                       11/25/35     11/25/35      11/25/35     11/25/35      9/25/35      7/25/32
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         359          359           359          359          357          319
Illustrative Yield (30/360) at Par (%)          5.99%        5.72%         5.57%        5.43%        5.27%        5.08%
-----------------------------------------------------------------------------------------------------------------------

Class B-3 (to call)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            20.86         6.77          5.02         4.17         3.75         3.26
Modified Duration (years)                       11.40         5.40          4.25         3.63         3.30         2.90
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                        7/25/33      7/25/16      12/25/12      2/25/11     10/25/10      3/25/10
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         331          127            84           62           58           51
Illustrative Yield (30/360) at Par (%)          5.99%        5.69%         5.51%        5.35%        5.21%        5.06%
-----------------------------------------------------------------------------------------------------------------------

Class B-3 (to maturity)
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%          50%           75%         100%         125%         150%
-----------------------------------------------------------------------------------------------------------------------
Average Life (years)                            21.04         7.75          5.77         4.80         4.13         3.61
Modified Duration (years)                       11.43         5.84          4.68         4.04         3.56         3.17
First Principal Payment                       1/25/06      1/25/06       1/25/06      1/25/06      1/25/06      1/25/06
Last Principal Payment                       11/25/35     11/25/35      11/25/35     11/25/35      9/25/35      7/25/32
Principal Lockout (months)                          0            0             0            0            0            0
Principal Window (months)                         359          359           359          359          357          319
Illustrative Yield (30/360) at Par (%)          5.99%        5.72%         5.57%        5.43%        5.27%        5.08%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 20
       group

      --------------------------------------------------------------------------------------------------------
                                         Aggregate
      --------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                     Collateral Summary
---------------------------------------------------------------------------------------------------------------------
Statistics  given below are for the Mortgage Loans in the pool as of the Cut-off
Date.  Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of FICO,  Original  Principal Balance and Original Loan-To-Value which are determined at origination).

                                                                Summary Statistics            Range (if applicable)
                                                                ------------------            ---------------------
Number of Mortgage Loans:                                              1,958

Aggregate Current Principal Balance:                              $445,036,483.06           $10,000.00 - 1,000,000.00
Average Current Principal Balance:                                  $227,291.36

Aggregate Original Principal Balance:                             $445,117,464.60           $10,000.00 - 1,000,000.00

Fully Amortizing Mortgage Loans:                                      34.95%
Interest Only Mortgage Loans:                                         65.05%

1st Lien:                                                             100.00%
2nd Lien:                                                              0.00%

Wtd. Avg. Mortgage Rates:                                             7.211%                     5.500 - 11.875%

Wtd. Avg. Original Term to Maturity (months):                           358                         180 - 360
Wtd. Avg. Remaining Term to Maturity  (months):                         356                         173 - 359

Wtd. Avg. Margin (ARM Loans Only):                                    3.137%                      2.250 - 7.750%

Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):                     12.147%                    10.750 - 16.200%

Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):                     3.137%                      2.250 - 7.750%

Wtd. Avg. Original LTV:                                               76.74%                      2.65 - 100.00%

Wtd. Avg. Borrower FICO:                                                683                         501 - 813

Geographic Distribution (Top 5):                               CA           20.93%
                                                               AZ           11.07%
                                                               NY           9.39%
                                                               VA           7.44%
                                                               FL           7.42%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 21
       group

         -----------------------------------------------------------------------------------------------------------------
                                                     Aggregate
         -----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Type
--------------------------------------------------------------------------------------------------------------------------------

                                PRINCIPAL
                  NUMBER         BALANCE        % OF PRINCIPAL         REMAINING
                    OF          AS OF THE        BALANCE AS OF          TERM TO        DEBT-TO-      MORTGAGE
                  MORTGAGE     CUT-OFF DATE       THE CUT-OFF           MATURITY        INCOME         RATES               OLTV
COLLATERAL TYPE    LOANS            ($)               DATE              (months)          (%)           (%)       FICO      (%)
--------------------------------------------------------------------------------------------------------------------------------
2/28 ARM             26        8,218,996.68           1.85                355            38.01         7.507       582     82.62
2/28 ARM IO          34        11,771,449.40          2.65                356            39.32         7.489       655     79.79
3/27 ARM             1          134,907.56            0.03                357            34.82         7.900       605    100.00
3/27 ARM IO          11        2,652,374.00           0.60                357            37.18         6.462       673     78.09
5/25 ARM             87        18,318,372.47          4.12                358            36.48         7.049       676     76.86
5/25 ARM IO         534       139,835,796.00         31.42                358            36.81         6.922       688     76.91
ARM                  1          223,787.46            0.05                357            26.89         6.250        0      70.00
Fixed IO            581       135,249,590.00         30.39                358             35.8         7.508       685     76.83
Fixed               683       128,631,209.49         28.90                352            35.37         7.207       685     75.75
--------------------------------------------------------------------------------------------------------------------------------
TOTAL              1,958      445,036,483.06         100.00               356            36.11         7.211       683     76.74
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 22
       group

         -----------------------------------------------------------------------------------------------------------------
                                                              Aggregate
         -----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Principal Balances at Origination
------------------------------------------------------------------------------------------------------------------------------------

     RANGE OF                             PRINCIPAL         % OF PRINCIPAL    REMAINING
    PRINCIPAL              NUMBER OF       BALANCE            BALANCE AS       TERM TO      DEBT-TO-
    BALANCES               MORTGAGE         AS OF                 OF          MATURITY       INCOME     MORTGAGE             OLTV
AT ORIGINATION($)           LOANS        ORIGINATION($)       ORIGINATION      (months)*       (%)*      RATES(%)*   FICO*    (%)*
------------------------------------------------------------------------------------------------------------------------------------
        0 -    49,999         21           849,882.61             0.19            338          27.88       7.667      699    72.29
   50,000 -    99,999         249        19,277,796.92            4.33            350          31.92       7.534      691    75.36
  100,000 -   149,999         397        48,947,748.51           11.00            355          34.78       7.332      688    76.66
  150,000 -   199,999         337        59,132,208.44           13.29            356          35.04       7.222      690    76.71
  200,000 -   249,999         268        59,736,727.12           13.42            356          34.88       7.215      685    77.17
  250,000 -   299,999         206        56,206,722.20           12.63            357          38.34       7.232      682    77.51
  300,000 -   349,999         165        53,430,619.02           12.01            355          37.58       7.143      680    77.71
  350,000 -   399,999         97         35,780,292.59            8.04            357          39.04       7.162      682    76.01
  400,000 -   449,999         71         29,940,317.73            6.73            353          35.14       7.294      678    78.41
  450,000 -   499,999         45         21,230,378.64            4.77            357          40.12       6.993      681    75.88
  500,000 -   549,999         35         18,157,075.24            4.08            357          36.27       6.922      679    76.33
  550,000 -   599,999         28         16,024,642.26            3.60            357          35.20       7.198      667    77.41
  600,000 -   649,999         22         13,804,951.03            3.10            358          35.60       7.282      672    76.35
  650,000 -   699,999          8          5,200,000.00            1.17            358          33.34       6.609      668    64.74
  700,000 -   749,999          3          2,138,503.15            0.48            357          38.40       7.935      666    76.26
  750,000 -   799,999          1           750,000.00             0.17            357          32.10       8.500      587    81.52
  800,000 -   849,999          3          2,460,617.60            0.55            357          33.50       6.752      648    73.42
  950,000 -   999,999          1           968,000.00             0.22            357          42.00       6.625      761    80.00
1,000,000 - 1,049,999          1          1,000,000.00            0.22            358          20.00       6.750      691    54.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,958       445,036,483.06          100.00           356          36.11       7.211      683    76.74
------------------------------------------------------------------------------------------------------------------------------------

*     Based on the original balances of the Mortgage Loans.

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 23
       group

         -----------------------------------------------------------------------------------------------------------------
                                                                  Aggregate
         -----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Principal Balance as of the Cut-Off Date
------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER           PRINCIPAL           % OF          REMAINING
   RANGE OF PRINCIPAL       OF           BALANCE AS OF      PRINCIPAL         TERM TO      DEBT-TO-    MORTGAGE
   BALANCES AS OF THE    MORTGAGE         THE CUT-OFF     BALANCE AS OF      MATURITY       INCOME       RATES                OLTV
    CUT-OFF DATE ($)      LOANS             DATE ($)     THE CUT-OFF DATE     (months)        (%)         (%)         FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
        0 -    49,999       22            899,717.89          0.20              329          26.95       7.602        705     69.17
   50,000 -    99,999      250           19,427,811.77        4.37              351          32.05       7.537        690     75.49
  100,000 -   149,999      396           48,897,759.45        10.99             355          34.68       7.328        688     76.57
  150,000 -   199,999      340           59,781,233.93        13.43             356          35.20       7.227        691     76.84
  200,000 -   249,999      264           58,937,840.56        13.24             356          34.79       7.212        684     77.12
  250,000 -   299,999      207           56,506,457.52        12.70             357          38.34       7.229        681     77.35
  300,000 -   349,999      167           54,179,995.92        12.17             355          37.72       7.141        682     77.39
  350,000 -   399,999       94           34,731,180.37        7.80              357          38.84       7.171        680     76.73
  400,000 -   449,999       71           29,940,317.73        6.73              353          35.14       7.294        678     78.41
  450,000 -   499,999       46           21,729,313.11        4.88              357          40.20       7.011        681     75.97
  500,000 -   549,999       35           18,202,188.18        4.09              357          36.35       6.916        675     76.13
  550,000 -   599,999       27           15,480,594.85        3.48              357          34.67       7.187        672     77.56
  600,000 -   649,999       22           13,804,951.03        3.10              358          35.60       7.282        672     76.35
  650,000 -   699,999       9            5,899,303.15         1.33              358          31.33       6.537        667     65.19
  700,000 -   749,999       2            1,439,200.00         0.32              357          45.47       8.875        672     80.00
  750,000 -   799,999       1             750,000.00          0.17              357          32.10       8.500        587     81.52
  800,000 -   849,999       3            2,460,617.60         0.55              357          33.50       6.752        648     73.42
  950,000 -   999,999       1             968,000.00          0.22              357          42.00       6.625        761     80.00
1,000,000 - 1,049,999       1            1,000,000.00         0.22              358          20.00       6.750        691     54.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,958         445,036,483.06       100.00             356          36.11       7.211        683     76.74
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 24
       group

         -----------------------------------------------------------------------------------------------------------------
                                                       Aggregate
         -----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                Remaining Term to Maturity
----------------------------------------------------------------------------------------------------------------------------------
                                     PRINCIPAL                             REMAINING
                    NUMBER OF        BALANCE           % OF PRINCIPAL       TERM TO      DEBT-TO-    MORTGAGE
RANGE OF MONTHS     MORTGAGE         AS OF THE         BALANCE AS OF       MATURITY       INCOME      RATES                 OLTV
   REMAINING          LOANS        CUT-OFF DATE($)    THE CUT-OFF DATE      (months)        (%)         (%)        FICO      (%)
----------------------------------------------------------------------------------------------------------------------------------
 120 -  179             29          4,013,715.40            0.90             178          27.92       6.320         693     66.69
 180 -  299              3           504,134.57             0.11             268          36.75       6.482         672     54.93
 300 -  359            1,926       440,518,633.09          98.98             358          36.19       7.220         683     76.86
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,958       445,036,483.06          100.00            356          36.11       7.211         683     76.74
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                 Mortgage Rates
----------------------------------------------------------------------------------------------------------------------------------
                                     PRINCIPAL                             REMAINING
                    NUMBER OF        BALANCE           % OF PRINCIPAL       TERM TO      DEBT-TO-    MORTGAGE
 RANGE OF CURRENT   MORTGAGE         AS OF THE         BALANCE AS OF       MATURITY       INCOME      RATES                 OLTV
MORTGAGE RATES (%)    LOANS        CUT-OFF DATE($)    THE CUT-OFF DATE      (months)        (%)         (%)        FICO      (%)
----------------------------------------------------------------------------------------------------------------------------------
 5.500 -  5.999         27          8,210,544.99            1.84             330          33.62        5.805        698     69.65
 6.000 -  6.499         269         65,985,021.67          14.83             354          36.42        6.206        688     74.06
 6.500 -  6.999         585        141,706,039.43          31.84             356          35.21        6.696        684     75.40
 7.000 -  7.499         340         77,840,846.80          17.49             357          37.32        7.205        677     77.16
 7.500 -  7.999         326         66,937,041.35          15.04             357          36.81        7.696        679     78.84
 8.000 -  8.499         172         35,172,620.06           7.90             356          36.85        8.185        687     79.09
 8.500 -  8.999         146         29,352,427.65           6.60             357           35.8        8.680        683     80.48
 9.000 -  9.499         63          13,127,839.76           2.95             358          33.94        9.108        679     79.84
 9.500 -  9.999         28          6,085,057.96            1.37             357          37.89        9.522        670     79.88
10.000 - 10.499          1           312,733.53             0.07             355          48.78       10.200        524     74.88
11.500 - 11.999          1           306,309.86             0.07             357          47.22       11.875        654     80.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,958       445,036,483.06          100.00            356          36.11        7.211        683     76.74
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

        the                           PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
[LOGO] WINTER                                                           Page 25
       group

         -----------------------------------------------------------------------------------------------------------------
                                                                 Aggregate
         -----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                         Original Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------

                                      PRINCIPAL                            REMAINING
RANGE OF ORIGINAL     NUMBER OF        BALANCE          % OF PRINCIPAL      TERM TO       DEBT-TO-
  LOAN-TO-VALUE       MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY        INCOME       MORTGAGE               OLTV
    RATIOS(%)          LOANS         OFF DATE($)       THE CUT-OFF DATE     (months)         (%)         RATES (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 25.00             11           673,456.54            0.15              281          22.99          7.084        731     19.65
25.01 - 30.00             6          1,030,260.09           0.23              318          42.78          6.780        670     28.58
30.01 - 35.00             6          1,007,891.52           0.23              358            20           6.734        673     32.76
35.01 - 40.00             4           558,857.26            0.13              357           32.5          6.427        660     37.05
40.01 - 45.00            13          3,082,868.57           0.69              337          31.56          6.481        692     42.82
45.01 - 50.00            18          4,213,108.32           0.95              355          25.55          6.522        664     47.59
50.01 - 55.00            17          5,137,910.17           1.15              356          31.19          6.572        673     52.90
55.01 - 60.00            34          7,764,079.85           1.74              358          39.63          6.529        676     58.82
60.01 - 65.00            80          18,086,892.87          4.06              354          33.55          6.639        667     64.21
65.01 - 70.00            153         35,247,886.61          7.92              355          33.76          6.899        684     69.50
70.01 - 75.00            119         26,755,229.53          6.01              356          35.99          7.256        661     74.13
75.01 - 80.00           1,427       327,856,833.99          73.67             357           36.7          7.297        687     79.86
80.01 - 85.00            18          4,429,680.93           1.00              347          34.14          7.655        637     83.30
85.01 - 90.00            33          5,618,846.19           1.26              357          30.12          7.603        658     89.74
90.01 - 95.00            13          2,556,681.02           0.57              353          45.59          8.010        616     95.00
95.01+                    6          1,015,999.60           0.23              356          41.91          7.966        617    100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,958       445,036,483.06         100.00             356          36.11          7.211        683     76.74
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 26
      group

--------------------------------------------------------------------------------
                                    Aggregate
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      FICO Score at Origination
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
                       MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
RANGE OF FICO SCORES     LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
   0 -  499               19          3,929,609.44           0.88              357          31.15       7.290         0      75.88
 500 -  519                1           384,327.22            0.09              356          45.73       8.990        501     95.00
 520 -  539                4          1,394,168.60           0.31              355          47.08       8.256        534     83.19
 540 -  559                5          1,877,847.99           0.42              352          40.69       7.447        549     80.43
 560 -  579                8          3,711,712.47           0.83              356          32.64       7.053        567     82.03
 580 -  599               10          2,992,712.27           0.67              357          37.41       7.880        587     78.05
 600 -  619               10          2,338,304.53           0.53              357          33.09       7.168        612     70.86
 620 -  639               292         69,071,694.37          15.52             357           35.4       7.189        626     75.08
 640 -  659               237         57,596,208.28          12.94             356          38.95       7.227        649     76.72
 660 -  679               307         69,928,619.59          15.71             355          35.61       7.171        668     77.15
 680 -  699               347         75,054,199.98          16.86             356          35.03       7.291        687     76.29
 700 -  719               226         49,862,573.21          11.20             353          35.86       7.279        708     77.60
 720 -  739               237         53,915,053.58          12.11             357          35.82       7.211        726     76.63
 740 -  759               111         23,261,793.11          5.23              355          36.09       7.133        748     78.42
 760 -  779               83          18,213,264.23          4.09              357          37.23       7.031        769     77.98
 780 -  799               41          8,531,613.53           1.92              358          35.28       6.669        789     77.24
 800 +                    20          2,972,780.66           0.67              347           32.2       6.985        806     73.46
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,958       445,036,483.06         100.00             356          36.11       7.211        683     76.74
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Debt-to-Income Ratio
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
   RANGE OF            NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
DEBT-TO-INCOME         MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
   RATIOS (%)            LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
 0.00 - 20.00             972        214,460,252.98          48.19              355         19.68       7.299        686     75.92
20.01 - 25.00              40         9,207,675.96            2.07              358         23.21       7.207        676     74.64
25.01 - 30.00              63         13,872,918.03           3.12              357         27.67       7.042        694     76.32
30.01 - 35.00              93         19,472,919.25           4.38              356         32.77       7.027        678     76.47
35.01 - 40.00             149         33,766,526.03           7.59              356         37.69       7.059        680     77.68
40.01 - 45.00             383         92,021,165.96          20.68              356         42.34       7.190        681     78.00
45.01 - 50.00             185         44,614,894.98          10.02              357         47.2        7.164        673     78.07
50.01 +                    73         17,620,129.87           3.96              357         52.32       6.996        674     76.67
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,958       445,036,483.06          100.00             356         36.11       7.211        683     76.74
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 27
      group

--------------------------------------------------------------------------------
                                    Aggregate
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Geographic Distribution
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
                       MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
    STATE               LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                284        93,167,344.02           20.93             356          37.41       7.016       675     75.46
Arizona                   213        49,269,072.29           11.07             357          33.37       6.966       691     76.59
New York                  119        41,798,815.52           9.39              354          38.67       7.134       686     75.21
Virginia                  107        33,111,402.26           7.44              358          39.77       7.136       676     77.97
Florida                   171        33,007,337.02           7.42              356          34.68       7.351       692     76.61
Massachusetts             67         20,096,624.90           4.52              357          38.73       7.616       674     76.96
Texas                     141        18,387,945.27           4.13              354          32.85       7.584       695     79.29
Maryland                  82         17,640,033.99           3.96              356          36.69       7.372       677     77.37
Illinois                  82         17,178,031.13           3.86              353          27.73       7.243       681     77.12
Washington                86         16,091,599.39           3.62              356          40.09       7.244       691     77.97
Georgia                   96         15,172,379.94           3.41              352          37.67       7.394       683     78.63
New Jersey                35          8,751,970.60           1.97              357          37.99       7.117       666     75.93
Oregon                    41          7,677,267.44           1.73              355          39.11       7.385       699     77.47
Nevada                    28          7,626,927.80           1.71              357          42.72       7.820       677     78.09
Colorado                  36          6,498,741.00           1.46              349          33.95       7.553       692     77.97
Minnesota                 33          6,509,352.38           1.46              358          37.65       6.928       699     78.87
Ohio                      43          5,813,854.97           1.31              358          27.13       6.989       688     79.44
North Carolina            36          5,278,740.72           1.19              357          29.58       6.851       687     72.89
Connecticut               21          4,665,195.09           1.05              352          34.56       7.425       665     75.79
Rhode Island              22          4,536,161.11           1.02              357          36.87       7.612       663     77.90
Dist. Of Columbia         16          3,626,012.55           0.81              357           23.4       7.474       686     69.91
Utah                      21          3,323,470.50           0.75              358          36.65       7.813       696     78.14
Michigan                  19          2,981,336.55           0.67              357          36.12       7.502       660     79.15
South Carolina            16          2,475,418.79           0.56              357          33.98       7.834       702     79.53
Louisiana                 14          2,270,676.32           0.51              357          38.43       7.445       683     76.12
Indiana                   16          2,207,707.69           0.50              343          20.91       7.223       682     80.21
West Virginia             11          1,970,121.98           0.44              358          22.74       6.815       666     72.94
Missouri                  12          1,934,353.93           0.43              358          37.29       6.537       679     77.75
Kentucky                  17          1,838,436.64           0.41              358          26.95       7.271       684     79.37
Pennsylvania               9          1,222,550.90           0.27              357          31.98       7.244       695     77.40
Alabama                   12          1,120,065.29           0.25              358          40.11       7.490       678     78.18
Maine                      3           932,842.34            0.21              358          37.87       6.979       685     71.13
New Hampshire              5           887,500.00            0.20              358          42.84       7.326       629     74.63
New Mexico                 5           758,220.00            0.17              357          36.07       6.882       676     79.99
Hawaii                     1           650,000.00            0.15              358            42        6.875       662     76.47
Arkansas                   6           624,782.76            0.14              358          38.12       7.495       667     82.03
Idaho                      6           629,157.00            0.14              319          31.95       7.797       700     77.93
Mississippi                5           626,014.63            0.14              358          41.35       6.831       643     79.51
Wisconsin                  4           615,800.00            0.14              358          40.09       7.736       683     78.90
Oklahoma                   4           522,641.10            0.12              358          40.61       7.030       709     80.00
Kansas                     3           447,885.73            0.10              358          42.64       7.917       691     84.82
Tennessee                  4           420,000.00            0.09              357          35.43       7.370       662     80.00
Montana                    2           246,000.00            0.06              358          51.62       6.646       707     80.00
Delaware                   2           232,800.00            0.05              357          34.89       6.597       733     80.00
Iowa                       1           119,891.52            0.03              358          44.29       6.500       666     80.00
Wyoming                    1           74,000.00             0.02              358            20        8.250       717     47.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,958       445,036,483.06         100.00             356          36.11       7.211       683     76.74
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 28
      group

--------------------------------------------------------------------------------
                                    Aggregate
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
                       MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
INCOME DOCUMENTATION     LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Investment                632        109,592,726.04         24.63             356           34.46        7.938      698     76.67
Owner Occupied           1,243       319,757,238.74         71.85             356            36.7        6.953      677     76.89
Second Home                83         15,686,518.28          3.52             358           35.85        7.371      697     74.25
------------------------ ---------- ------------------ ------------------ ------------- -------------- ------------------- --------
TOTAL                    1,958       445,036,483.06         100.00            356           36.11        7.211      683     76.74
------------------------------------------------------------------------------------------------------------------------------------

      *Based on mortgagor representation at origination.

------------------------------------------------------------------------------------------------------------------------------------
                                                         Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
                       MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
OCCUPANCY STATUS*        LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full                      532        109,822,513.80          24.68             356          37.14        6.731      678     78.47
Documentation
Limited Documentation     913        232,617,078.42          52.27             356          35.23        7.333      684     77.24
No
Documentation             513        102,596,890.84          23.05             356          36.28        7.448      685     73.76
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,958       445,036,483.06          100.00            356          36.11        7.211      683     76.74
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
                       MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
     PURPOSE             LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Cash-Out Refi             506        122,060,275.78          27.43             353          35.56        7.002      666     72.88
Purchase                 1,225       273,975,644.96          61.56             357          36.5         7.372      692     78.93
Rate/Term Refi            227         49,000,562.32          11.01             355          35.54        6.831      672     74.14
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,958       445,036,483.06          100.00            356          36.11        7.211      683     76.74
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 29
      group

--------------------------------------------------------------------------------
                                    Aggregate
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
                       MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
PROPERTY TYPE           LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family Unit           236         67,553,594.01          15.18             356          37.52        7.628      688     76.62
Condo                     200         38,958,822.96           8.75             357          36.82        7.241      686     77.51
Coop                       5           832,600.00             0.19             357           20          6.840      711     59.94
PUD                       194         46,801,350.62          10.52             357          38.5         7.120      685     77.64
S/F Detached             1,291       285,342,900.69          64.12             355          35.35        7.129      680     76.56
Townhouse                  32         5,547,214.78            1.25             355          39.15        6.956      692     76.86
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,958       445,036,483.06          100.00            356          36.11        7.211      683     76.74
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Interest Only Term at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
INTEREST ONLY TERM AT  MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
ORIGINATION (months)     LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
24  months                 3          1,251,349.98           0.28              357          41.78        7.386      588     81.21
60  months                69         21,761,844.42           4.89              357          36.47        7.104      670     76.22
120  months              1,088       266,496,015.00          59.88             358          36.33        7.223      687     77.04
No IO Term                798        155,527,273.66          34.95             352          35.64        7.203      678     76.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,958       445,036,483.06         100.00             356          36.11        7.211      683     76.74
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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      WINTER                                                             Page 30
      group

--------------------------------------------------------------------------------
                                    Aggregate
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Prepayment Charge Term at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
PREPAYMENT CHARGE      NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
TERM AT                MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
ORIGINATION (months)     LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1 YR PP                   64         17,132,542.25           3.85              352          35.52        7.304      677     76.34
2 YR PP                   177        45,260,501.82           10.17             356          38.25        7.326      666     77.21
3 YR PP                   932        199,738,961.12          44.88             356          35.63        7.164      687     76.49
5 YR PP                    8          1,339,736.75           0.30              358          36.14        6.775      689     74.29
6 MO PP                   25          7,241,652.58           1.63              357          34.55        6.974      691     73.27
NO PP                     752        174,323,088.54          39.17             356          36.38        7.238      682     77.11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,958       445,036,483.06         100.00             356          36.11        7.211      683     76.74
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Maximum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
RANGE OF MAXIMUM       MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
MORTGAGE RATES (%)       LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999             9         3,003,888.00           1.66              357          33.03        5.800      706     65.41
11.000 - 11.499            136       34,571,573.92           19.08             358          37.22        6.175      695     75.16
11.500 - 11.999            197       53,182,883.20           29.36             358          36.96        6.672      686     76.85
12.000 - 12.499            131       34,427,054.80           19.00             358          37.12        7.106      679     77.55
12.500 - 12.999            123       29,635,101.91           16.36             357          36.28        7.519      667     78.92
13.000 - 13.499            35         9,227,590.19           5.09              357          37.07        7.787      668     79.17
13.500 - 13.999            30         8,546,922.30           4.72              356          38.85        7.975      661     80.22
14.000 - 14.499            21         5,309,873.90           2.93              357          31.56        8.490      670     80.46
14.500 - 14.999             5         1,927,441.16           1.06              356          33.26        8.312      635     85.67
15.000 - 15.499             3          176,609.00            0.10              357          32.81        9.157      630     88.02
15.500 - 15.999             3          834,011.66            0.46              355          45.51        8.911      520     94.17
16.000 - 16.499             1          312,733.53            0.17              355          48.78        10.200     524     74.88
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694       181,155,683.57         100.00             357          36.89        6.992      680     77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 31
      group

--------------------------------------------------------------------------------
                                    Aggregate
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Minimum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
RANGE OF MINIMUM       MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
MORTGAGE RATES (%)       LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
 0.000 - 4.499             658       169,592,638.00         93.62              358          36.74        6.945      686     77.10
 4.500 -  4.999             2          895,749.45            0.49              357          13.06        7.458      584     84.66
 5.000 -  5.499             8         2,109,064.77           1.16              356          36.44        7.439      616     69.88
 5.500 -  5.999             9         2,490,825.05           1.37              356          39.38        7.309      608     83.79
 6.000 -  6.499             7         3,135,932.77           1.73              354          38.96        7.793      593     81.27
 6.500 -  6.999             6         1,864,022.36           1.03              356          43.84        7.828      565     85.25
 7.000 -  7.499             2          372,711.58            0.21              357          52.69        8.138      624     80.65
 7.500 -  7.999             2          694,739.59            0.38              356          47.39        8.883      517     95.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694       181,155,683.57         100.00             357          36.89        6.992      680     77.37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Margins of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
RANGE OF MORTGAGE      MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
   MARGINS (%)           LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.000 - 2.499               6         1,584,803.00           0.87              358          37.90        7.160      727     79.49
2.500 - 2.999              525       134,740,688.67          74.38             358          36.44        6.995      685     76.93
3.000 - 3.499               7         2,000,923.10           1.10              356          28.14        6.973      665     79.07
3.500 - 3.999              108       27,584,422.34           15.23             357          38.16        6.564      689     77.02
4.000 - 4.499              12         3,681,800.89           2.03              356          38.56        7.856      683     81.46
4.500 - 4.999               2          895,749.45            0.49              357          13.06        7.458      584     84.66
5.000 - 5.499               8         2,109,064.77           1.16              356          36.44        7.439      616     69.88
5.500 - 5.999               9         2,490,825.05           1.37              356          39.38        7.309      608     83.79
6.000 - 6.499               7         3,135,932.77           1.73              354          38.96        7.793      593     81.27
6.500 - 6.999               6         1,864,022.36           1.03              356          43.84        7.828      565     85.25
7.000 - 7.499               2          372,711.58            0.21              357          52.69        8.138      624     80.65
7.500 - 7.999               2          694,739.59            0.38              356          47.39        8.883      517     95.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694       181,155,683.57         100.00             357          36.89        6.992      680     77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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      WINTER                                                             Page 32
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--------------------------------------------------------------------------------
                                    Aggregate
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Next Rate Adjustment Date of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
   NEXT RATE           MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
ADJUSTMENT DATE          LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
March 1, 2006               1          223,787.46             0.12             357          26.89        6.250       0      70.00
July 10, 2006               1          544,047.41             0.30             343          44.10        7.500      547     73.04
June 1, 2007                3         1,317,450.44            0.73             354           0.00        7.511      705     80.00
July 1, 2007                15        4,230,647.68            2.34             355          43.80        7.831      604     82.96
August 1, 2007              20        7,059,671.70            3.90             356          40.50        7.430      607     82.11
September 1, 2007           18        5,398,878.85            2.98             357          26.31        7.374      644     80.13
October 1, 2007             3         1,439,750.00            0.79             358          37.38        7.285      660     76.38
August 1, 2008              2          372,800.00             0.21             356          39.97        6.768      670     80.00
September 1, 2008           4          762,361.56             0.42             357          34.82        6.997      636     77.12
October 1, 2008             6         1,652,120.00            0.91             358          36.37        6.263      685     79.90
June 1, 2010                1          453,000.00             0.25             354          33.73        6.250      623     72.48
July 1, 2010                2          637,320.00             0.35             355          35.74        6.665      643     72.86
August 1, 2010              16        4,373,189.91            2.41             356          34.54        6.838      683     78.61
September 1, 2010          177        46,306,682.30          25.56             357          37.37        6.755      689     77.55
October 1, 2010            396        98,500,382.26          54.37             358          36.46        7.022      685     76.39
November 1, 2010            29        7,883,594.00            4.35             359          38.85        7.059      700     79.11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694       181,155,683.57          100.00            357          36.89        6.992      680     77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 33
      group

--------------------------------------------------------------------------------
                                    Aggregate
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Initial Periodic Rate Cap of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
INITIAL PERIODIC       MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
  RATE CAP (%)           LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                       2          745,037.46            0.41              358          26.89        7.037      661     73.50
2.000                      11         4,621,309.45           2.55              356          37.20        7.354      567     81.52
3.000                      76        21,661,878.64           11.96             356          38.50        7.383      656     79.45
5.000                      597       152,268,878.53          84.05             358          36.86        6.930      686     76.98
6.000                       8         1,858,579.49           1.03              357          28.92        6.557      686     77.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694       181,155,683.57         100.00             357          36.89        6.992      680     77.37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Subsequent Periodic Rate Cap of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
SUBSEQUENT PERIODIC    MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
    RATE CAP (%)         LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                      679       176,395,174.72          97.37             357          37.01        6.992      681     77.41
1.500                       4         1,971,578.19           1.09              356          32.54        7.172      551     80.06
2.000                      11         2,788,930.66           1.54              356          32.84        6.870      669     73.31
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694       181,155,683.57         100.00             357          36.89        6.992      680     77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 34
      group

--------------------------------------------------------------------------------
                                      Fixed
--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of FICO, Original Principal Balance and Original Loan-To-Value which are determined at origination).

                                                                Summary Statistics            Range (if applicable)
                                                                ------------------            ---------------------
Number of Mortgage Loans:                                              1,264

Aggregate Current Principal Balance:                              $263,880,799.49            $10,000.00 - 968,000.00
Average Current Principal Balance:                                  $208.766.46

Aggregate Original Principal Balance:                             $263,940,566.00            $10,000.00 - 968,000.00


Fully Amortizing Mortgage Loans:                                      48.75%
Interest Only Mortgage Loans:                                         51.25%


1st Lien:                                                             100.00%
2nd Lien:                                                              0.00%

Wtd. Avg. Mortgage Rates:                                             7.361%                     5.500 - 11.875%

Wtd. Avg. Original Term to Maturity (months):                           357                         180 - 360
Wtd. Avg. Remaining Term to Maturity  (months):                         355                         173 - 359

Wtd. Avg. Margin (ARM Loans Only): N/A

Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only): N/A

Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only): N/A

Wtd. Avg. Original LTV:                                               76.31%                      2.65 - 95.00%

Wtd. Avg. Borrower FICO:                                                685                         560 - 813

Geographic Distribution (Top 5):                               CA           15.83%
                                                               NY           11.19%
                                                               FL           7.18%
                                                               MA           6.54%
                                                               TX           6.02%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 35
      group

--------------------------------------------------------------------------------
                                      Fixed
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Collateral Type
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
                       MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
COLLATERAL TYPE          LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed / IO                581        135,249,590.00         51.25              358          35.80        7.508      685     76.83
Fixed                     683        128,631,209.49         48.75              352          35.37        7.207      685     75.75
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,264       263,880,799.49         100.00             355          35.59        7.361      685     76.31
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 36
      group

--------------------------------------------------------------------------------
                                      Fixed
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               Principal Balances at Origination
-----------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                         REMAINING
     RANGE OF          NUMBER OF         BALANCE       % OF PRINCIPAL      TERM TO         DEBT-
PRINCIPAL BALANCES     MORTGAGE           AS OF         BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
AT ORIGINATION ($)       LOANS        ORIGINATION($)     ORIGINATION       (months)         (%)*       RATES(%)*   FICO*    OLTV(%)*
-----------------------------------------------------------------------------------------------------------------------------------
      0 -    49,999        20          806,017.72            0.31             337          27.88        7.696      699      71.87
 50,000 -    99,999        212       16,250,228.81           6.16             349          32.28        7.584      690      75.31
100,000 -   149,999        285       35,028,652.49          13.27             354          34.28        7.428      687      77.08
150,000 -   199,999        210       36,757,927.18          13.93             356          35.33        7.329      692      76.42
200,000 -   249,999        158       35,211,701.07          13.34             355          34.18        7.421      686      76.93
250,000 -   299,999        121       32,934,875.16          12.48             356          37.91        7.420      677      76.94
300,000 -   349,999        91        29,696,342.05          11.25             354          36.10        7.336      681      77.52
350,000 -   399,999        57        21,031,438.80           7.97             358          38.04        7.351      684      75.48
400,000 -   449,999        41        17,241,975.99           6.53             349          34.89        7.353      685      77.26
450,000 -   499,999        22        10,337,150.11           3.92             358          39.10        7.026      684      72.56
500,000 -   549,999        12         6,233,232.70           2.36             358          36.08        6.765      682      74.42
550,000 -   599,999        15         8,622,720.66           3.27             358          31.97        7.406      681      77.84
600,000 -   649,999        10         6,280,616.00           2.38             358          37.62        7.721      693      74.09
650,000 -   699,999         4         2,600,000.00           0.99             357          38.59        6.656      664      64.08
700,000 -   749,999         2         1,419,303.15           0.54             357          36.58        7.712      649      74.36
800,000 -   849,999         3         2,460,617.60           0.93             357          33.50        6.752      648      73.42
950,000 -   999,999         1          968,000.00            0.37             357          42.00        6.625      761      80.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,264       263,880,799.49         100.00            355          35.59        7.361      685      76.31
-----------------------------------------------------------------------------------------------------------------------------------

      *Based on the original balances of the Mortgage Loans.

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 37
      group

--------------------------------------------------------------------------------
                                      Fixed
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              Principal Balance as of the Cut-Off Date
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
RANGE OF PRINCIPAL     NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
BALANCES AS OF THE     MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
CUT-OFF DATE ($)         LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
      0 -    49,999       21           855,853.00            0.32              328          26.95        7.626      705     68.61
 50,000 -    99,999       213         16,400,243.66          6.22              349          32.43        7.586      690     75.47
100,000 -   149,999       284         34,978,663.43          13.26             354          34.14        7.423      687     76.96
150,000 -   199,999       213         37,406,952.67          14.18             356          35.58        7.335      693     76.63
200,000 -   249,999       154         34,412,814.51          13.04             355          34.01        7.421      685     76.85
250,000 -   299,999       121         32,934,875.16          12.48             356          37.91        7.420      677     76.94
300,000 -   349,999       93          30,395,802.70          11.52             354          36.34        7.336      683     76.83
350,000 -   399,999       55          20,331,978.15          7.70              358          37.69        7.353      681     76.44
400,000 -   449,999       41          17,241,975.99          6.53              349          34.89        7.353      685     77.26
450,000 -   499,999       23          10,836,084.58          4.11              357          39.29        7.060      684     72.91
500,000 -   549,999       11          5,734,298.23           2.17              358          35.38        6.679      683     73.94
550,000 -   599,999       15          8,622,720.66           3.27              358          31.97        7.406      681     77.84
600,000 -   649,999       10          6,280,616.00           2.38              358          37.62        7.721      693     74.09
650,000 -   699,999        5          3,299,303.15           1.25              357          33.44        6.517      662     65.03
700,000 -   749,999        1           720,000.00            0.27              357          48.94        9.375      645     80.00
800,000 -   849,999        3          2,460,617.60           0.93              357          33.50        6.752      648     73.42
950,000 - 999,999          1           968,000.00            0.37              357          42.00        6.625      761     80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,264       263,880,799.49         100.00             355          35.59        7.361      685     76.31
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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      WINTER                                                             Page 38
      group

--------------------------------------------------------------------------------
                                      Fixed
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Remaining Term to Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
RANGE OF MONTHS        MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
   REMAINING             LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
120 -  179                29          4,013,715.40            1.52             178          27.92        6.320      693     66.69
180 -  299                 3           504,134.57             0.19             268          36.75        6.482      672     54.93
300 -  359               1,232       259,362,949.52          98.29             358          35.71        7.379      685     76.50
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,264       263,880,799.49          100.00            355          35.59        7.361      685     76.31
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Mortgage Rates
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
RANGE OF CURRENT        MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
MORTGAGE RATES (%)       LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
 5.500 -  5.999           13          3,350,965.51            1.27             290          32.77        5.776      708     68.70
 6.000 -  6.499           123         28,150,437.75          10.67             348          35.78        6.238      682     72.35
 6.500 -  6.999           377         84,850,374.87          32.15             355          34.42        6.684      686     74.36
 7.000 -  7.499           203         42,641,089.81          16.16             357          37.01        7.213      679     76.72
 7.500 -  7.999           201         36,710,231.91          13.91             357          36.53        7.718      683     78.42
 8.000 -  8.499           141         26,723,978.16          10.13             356          36.60        8.176      690     78.69
 8.500 -  8.999           127         24,303,504.97           9.21             357          34.84        8.687      692     79.73
 9.000 -  9.499           50          10,758,848.69           4.08             358          36.07        9.128      679     79.71
 9.500 -  9.999           28          6,085,057.96            2.31             357          37.89        9.522      670     79.88
11.500 - 11.999            1           306,309.86             0.12             357          47.22       11.875      654     80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,264       263,880,799.49          100.00            355          35.59        7.361      685     76.31
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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      WINTER                                                             Page 39
      group

--------------------------------------------------------------------------------
                                      Fixed
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Original Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
   RANGE OF ORIGINAL    MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
LOAN-TO-VALUE RATIOS (%) LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 25.00              10           573,456.54            0.22              268          22.99        7.165      740     18.71
25.01 - 30.00              4           434,260.09            0.16              262          43.73        6.407      678     27.16
30.01 - 35.00              5           906,891.52            0.34              358          20.00        6.746      672     32.83
35.01 - 40.00              4           558,857.26            0.21              357          32.50        6.427      660     37.05
40.01 - 45.00              7          1,600,588.04           0.61              319          18.34        6.723      689     43.01
45.01 - 50.00             14          3,443,373.00           1.30              354          25.55        6.477      669     47.83
50.01 - 55.00             11          3,179,460.17           1.20              354          35.83        6.530      669     52.79
55.01 - 60.00             24          5,506,079.85           2.09              358          38.62        6.617      682     58.70
60.01 - 65.00             48          10,682,255.30          4.05              351          33.92        6.802      662     64.37
65.01 - 70.00             97          22,746,276.00          8.62              354          34.79        6.957      679     69.46
70.01 - 75.00             80          15,015,975.19          5.69              356          35.55        7.430      668     74.37
75.01 - 80.00             920        193,916,132.51          73.49             356          36.07        7.484      688     79.86
80.01 - 85.00             13          2,081,831.49           0.79              335          38.50        7.568      685     83.49
85.01 - 90.00             21          2,486,414.11           0.94              358          24.63        7.894      686     89.64
90.01 - 95.00              6           748,948.42            0.28              345           0.00        8.533      703     95.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,264       263,880,799.49         100.00             355          35.59        7.361      685     76.31
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 40
      group

--------------------------------------------------------------------------------
                                      Fixed
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      FICO Score at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
                        MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
RANGE OF FICO SCORES     LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
   0 -  499                7          1,350,584.87           0.51              358          26.78        7.571       0      76.00
 560 -  579                2           624,000.00            0.24              358          25.00        7.887      564     74.22
 580 -  599                4           759,150.00            0.29              358          47.00        7.706      582     78.18
 600 -  619                7          1,809,933.88           0.69              357          34.19        7.228      612     69.64
 620 -  639               192         41,206,226.36          15.62             357          35.55        7.277      626     74.69
 640 -  659               156         35,445,467.16          13.43             356          37.92        7.383      649     76.36
 660 -  679               201         42,161,555.62          15.98             353          33.54        7.321      668     76.33
 680 -  699               233         46,311,614.23          17.55             355          35.38        7.457      686     76.15
 700 -  719               143         29,839,141.08          11.31             350          35.01        7.429      708     76.92
 720 -  739               155         33,077,795.65          12.54             357          36.36        7.463      726     76.97
 740 -  759               71          13,286,320.97          5.03              354          35.22        7.322      748     78.39
 760 -  779               48          10,459,630.95          3.96              356          40.20        7.219      768     78.61
 780 -  799               26          4,764,598.06           1.81              357          34.52        6.721      788     76.44
 800 +                    19          2,784,780.66           1.06              346          32.20        6.975      805     73.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,264       263,880,799.49         100.00             355          35.59        7.361      685     76.31
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Debt-to-Income Ratio
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
RANGE OF DEBT-TO-       MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
INCOME RATIOS (%)        LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
 0.00 - 20.00             638        130,522,429.50          49.46             354          19.84        7.416      687     75.63
20.01 - 25.00             32          7,014,327.96           2.66              358          23.44        7.478      665     73.69
25.01 - 30.00             39          8,389,817.77           3.18              357          27.48        7.433      692     77.55
30.01 - 35.00             60         10,410,481.79           3.95              355          32.82        7.227      688     74.62
35.01 - 40.00             82         18,076,344.72           6.85              354          37.58        7.269      683     78.08
40.01 - 45.00             245        51,558,713.23           19.54             356          42.38        7.352      684     77.83
45.01 - 50.00             118        25,242,988.24           9.57              356          47.20        7.318      680     77.00
50.01 +                   50         12,665,696.28           4.80              357          52.50        7.048      681     75.19
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,264       263,880,799.49         100.00             355          35.59        7.361      685     76.31
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 41
      group

--------------------------------------------------------------------------------
                                      Fixed
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Geographic Distribution
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
                        MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
      STATE              LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                137         41,783,861.79          15.83             355          36.86        7.119      682     73.16
New York                  87          29,523,981.92          11.19             353          39.70        7.194      683     74.95
Florida                   96          18,953,778.50           7.18             355          35.91        7.527      694     76.59
Massachusetts             57          17,251,775.37           6.54             357          38.75        7.713      678     77.28
Texas                     121         15,882,078.03           6.02             353          32.50        7.656      693     79.21
Arizona                   69          15,154,520.92           5.74             356          29.14        7.237      685     75.95
Illinois                  64          12,871,131.38           4.88             352          24.14        7.248      693     75.30
Washington                71          12,697,889.39           4.81             356          39.64        7.356      692     78.11
Virginia                  39          11,515,045.26           4.36             358          38.06        7.297      677     78.04
Maryland                  55          10,611,004.45           4.02             355          36.39        7.660      675     77.27
Georgia                   69          10,233,515.36           3.88             349          37.96        7.414      677     77.75
Oregon                    34          6,084,987.44            2.31             354          39.07        7.521      703     78.42
Colorado                  28          5,353,141.00            2.03             347          32.22        7.676      693     78.04
New Jersey                22          5,305,397.64            2.01             357          43.97        7.237      674     76.23
Ohio                      35          4,412,009.93            1.67             358          25.86        7.055      692     78.77
North Carolina            29          4,200,178.27            1.59             358          28.46        6.797      692     72.12
Minnesota                 23          4,177,744.38            1.58             358          35.72        7.066      708     79.60
Rhode Island              19          3,912,488.98            1.48             357          36.87        7.614      663     76.06
Connecticut               18          3,592,445.09            1.36             351          35.40        7.720      675     78.87
Nevada                    11          3,091,711.73            1.17             357          45.24        8.223      659     76.40
Utah                      16          2,652,341.50            1.01             358          36.23        7.886      692     78.61
Dist. Of Columbia         12          2,574,012.55            0.98             357          23.40        7.451      692     69.20
South Carolina            16          2,475,418.79            0.94             357          33.98        7.834      702     79.53
Indiana                   16          2,207,707.69            0.84             343          20.91        7.223      682     80.21
Louisiana                 13          2,073,076.32            0.79             357          38.72        7.535      689     75.75
West Virginia             11          1,970,121.98            0.75             358          22.74        6.815      666     72.94
Michigan                  12          1,956,962.32            0.74             358          39.60        7.348      678     77.49
Kentucky                  16          1,750,436.64            0.66             358          27.36        7.278      683     79.33
Missouri                  10          1,520,340.00            0.58             358          36.47        6.489      678     79.01
Pennsylvania               8          1,092,350.90            0.41             357          34.04        7.139      700     78.28
Maine                      3           932,842.34             0.35             358          37.87        6.979      685     71.13
New Hampshire              5           887,500.00             0.34             358          42.84        7.326      629     74.63
Alabama                   11           800,065.29             0.30             358          38.40        7.736      667     77.45
Hawaii                     1           650,000.00             0.25             358          42.00        6.875      662     76.47
Idaho                      6           629,157.00             0.24             319          31.95        7.797      700     77.93
Mississippi                5           626,014.63             0.24             358          41.35        6.831      643     79.51
Wisconsin                  4           615,800.00             0.23             358          40.09        7.736      683     78.90
Oklahoma                   4           522,641.10             0.20             358          40.61        7.030      709     80.00
Kansas                     2           342,285.73             0.13             357          44.86        8.393      670     86.31
Montana                    2           246,000.00             0.09             358          51.62        6.646      707     80.00
Arkansas                   2           208,746.36             0.08             358          47.00        8.068      622     80.00
Delaware                   1           136,800.00             0.05             357          34.89        5.875      767     80.00
Iowa                       1           119,891.52             0.05             358          44.29        6.500      666     80.00
New Mexico                 1           119,600.00             0.05             358          20.00        6.750      665     80.00
Tennessee                  1            88,000.00             0.03             358          20.00        6.500      620     80.00
Wyoming                    1            74,000.00             0.03             358          20.00        8.250      717     47.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,264       263,880,799.49          100.00            355          35.59        7.361      685     76.31
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 42
      group

--------------------------------------------------------------------------------
                                      Fixed
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
                        MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
OCCUPANCY STATUS*        LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Investment                511         87,675,991.81          33.23             356          34.90        8.043      696     77.03
Owner Occupied            719        169,528,296.47          64.24             354          35.95        7.002      678     76.03
Second Home               34          6,676,511.21            2.53             358          35.84        7.533      691     73.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,264       263,880,799.49          100.00            355          35.59        7.361      685     76.31
------------------------------------------------------------------------------------------------------------------------------------

      *Based on mortgagor representation at origination.

------------------------------------------------------------------------------------------------------------------------------------
                                                                Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
                        MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
INCOME DOCUMENTATION     LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation        362        66,978,503.72           25.38             355          36.20        6.764      686     78.27
Limited Documentation     562        130,392,452.18          49.41             355          34.97        7.532      685     76.65
No Documentation          340        66,509,843.59           25.20             355          35.77        7.627      682     73.65
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,264       263,880,799.49         100.00             355          35.59        7.361      685     76.31
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
                        MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
       PURPOSE           LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Cash-Out Refi             330        71,173,258.19           26.97             351          34.03        7.072      670     71.74
Purchase                  757        156,293,452.81          59.23             357          36.34        7.606      694     78.86
Rate/Term Refi            177        36,414,088.49           13.80             355          35.56        6.873      673     74.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,264       263,880,799.49         100.00             355          35.59        7.361      685     76.31
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 43
      group

--------------------------------------------------------------------------------
                                      Fixed
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
                        MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
PROPERTY TYPE            LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family Unit           186        51,380,891.74           19.47             356          38.03        7.776      688     76.61
Condo                     122        22,101,508.86           8.38              357          34.98        7.458      679     77.05
Coop                       3           412,600.00            0.16              357          20.00        6.687      700     66.32
PUD                       102        21,731,429.14           8.24              356          37.36        7.478      687     76.76
S/F Detached              831        165,849,810.97          62.85             354          34.73        7.205      684     76.08
Townhouse                 20          2,404,558.78           0.91              352          37.27        7.429      682     75.93
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,264       263,880,799.49         100.00             355          35.59        7.361      685     76.31
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Interest Only Term at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
                       NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
INTEREST ONLY TERM AT  MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
ORIGINATION (months)     LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
60 months                  4           777,095.00            0.29              355          42.79        7.014      686     79.33
120 months                577        134,472,495.00          50.96             358          35.78         7.51      685     76.82
No IO Term                683        128,631,209.49          48.75             352          35.37        7.207      685     75.75
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,264       263,880,799.49           100              355          35.59        7.361      685     76.31
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 44
      group

--------------------------------------------------------------------------------
                                      Fixed
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Prepayment Charge Term at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING
PREPAYMENT CHARGE      NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO          DEBT-
      TERM AT           MORTGAGE      AS OF THE CUT-      BALANCE AS OF      MATURITY      TO-INCOME    MORTGAGE
ORIGINATION (months)     LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1 YR PP                    36         9,451,872.00            3.58             348          31.69        7.396      690     76.33
2 YR PP                    72         14,646,086.93           5.55             355          36.09        7.552      684     74.38
3 YR PP                   610        124,321,649.15          47.11             355          35.05        7.289      686     76.03
5 YR PP                    4           824,600.75             0.31             358          35.73        6.749      661     77.88
6 MO PP                    7          1,594,220.00            0.60             358          31.77        8.606      679     80.00
NO PP                     535        113,042,370.66          42.84             355          36.49        7.400      683     76.79
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,264       263,880,799.49          100.00            355          35.59        7.361      685     76.31
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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      WINTER                                                             Page 45
      group

--------------------------------------------------------------------------------
                                      ARMs
--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of FICO, Original Principal Balance and Original Loan-To-Value which are determined at origination).

                                                                Summary Statistics            Range (if applicable)
                                                                ------------------            ---------------------
Number of Mortgage Loans:                                               694

Aggregate Current Principal Balance:                              $181,155,683.57           $43,864.89 - 1,000,000.00
Average Current Principal Balance:                                  $261,031.24

Aggregate Original Principal Balance:                             $181,176,898.60           $43,900.00 - 1,000,000.00


Fully Amortizing Mortgage Loans:                                      14.85%
Interest Only Mortgage Loans:                                         85.15%


1st Lien:                                                             100.00%
2nd Lien:                                                              0.00%

Wtd. Avg. Mortgage Rates:                                             6.992%                     5.500 - 10.200%

Wtd. Avg. Original Term to Maturity (months):                           360                         360 - 360
Wtd. Avg. Remaining Term to Maturity  (months):                         357                         343 - 359

Wtd. Avg. Margin (ARM Loans Only):                                    3.137%                      2.250 - 7.750%

Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):                     12.147%                    10.750 - 16.200%

Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):                     3.137%                      2.250 - 7.750%

Wtd. Avg. Original LTV:                                               77.37%                     25.00 - 100.00%

Wtd. Avg. Borrower FICO:                                                680                         501 - 809

Geographic Distribution (Top 5):                               CA           28.36%
                                                               AZ           18.83%
                                                               VA           11.92%
                                                               FL           7.76%
                                                               NY           6.78%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 46
      group

--------------------------------------------------------------------------------
                                      ARMs
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Collateral Type
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL
                                         BALANCE
                        NUMBER OF       AS OF THE       % OF PRINCIPAL        REMAINING      DEBT-TO-
                         MORTGAGE     CUT-OFF DATE      BALANCE AS OF          TERM TO        INCOME     MORTGAGE     FICO     OLTV
    COLLATERAL TYPE       LOANS            ($)         THE CUT-OFF DATE   MATURITY (months)     (%)       RATES (%)             (%)
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                    26        8,218,996.68           4.54                355           38.01       7.507       582     82.62
2/28 ARM IO                 34        11,771,449.40          6.50                356           39.32       7.489       655     79.79
3/27 ARM                    1          134,907.56            0.07                357           34.82       7.900       605    100.00
3/27 ARM IO                 11        2,652,374.00           1.46                357           37.18       6.462       673     78.09
5/25 ARM                    87        18,318,372.47         10.11                358           36.48       7.049       676     76.86
5/25 ARM IO                534       139,835,796.00         77.19                358           36.81       6.922       688     76.91
ARM                         1          223,787.46            0.12                357           26.89       6.250        0      70.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694       181,155,683.57         100.00               357           36.89       6.992       680     77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 47
      group

--------------------------------------------------------------------------------
                                      ARMs
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Principal Balances at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                            PRINCIPAL                        REMAINING
       RANGE OF                              BALANCE       % OF PRINCIPAL     TERM TO     DEBT-TO-
   PRINCIPAL BALANCES       NUMBER OF         AS OF         BALANCE AS OF    MATURITY      INCOME      MORTGAGE      FICO*     OLTV
   AT ORIGINATION ($)    MORTGAGE LOANS   ORIGINATION ($)    ORIGINATION     (months)*       (%)*      RATES (%)*              (%)*
------------------------------------------------------------------------------------------------------------------------------------
        0 -    49,999           1           43,864.89            0.02           358          0.00        7.125        701      79.96
   50,000 -    99,999          37          3,027,568.11          1.67           358         29.77        7.268        692      75.62
  100,000 -   149,999          112        13,919,096.02          7.68           358         36.12        7.089        692      75.61
  150,000 -   199,999          127        22,374,281.26         12.35           358         34.52        7.047        687      77.18
  200,000 -   249,999          110        24,525,026.05         13.54           358         35.83        6.918        683      77.50
  250,000 -   299,999          85         23,271,847.04         12.85           358         38.97        6.966        688      78.32
  300,000 -   349,999          74         23,734,276.97         13.10           358         39.83        6.901        678      77.96
  350,000 -   399,999          40         14,748,853.79          8.14           357         40.67        6.892        681      76.78
  400,000 -   449,999          30         12,698,341.74          7.01           357         35.46        7.215        668      79.97
  450,000 -   499,999          23         10,893,228.53          6.01           357         41.41        6.962        678      79.02
  500,000 -   549,999          23         11,923,842.54          6.58           357         36.37        7.004        677      77.32
  550,000 -   599,999          13          7,401,921.60          4.09           356         36.98        6.955        651      76.92
  600,000 -   649,999          12          7,524,335.03          4.15           357         34.68        6.915        654      78.24
  650,000 -   699,999           4          2,600,000.00          1.44           358         28.09        6.563        673      65.40
  700,000 -   749,999           1           719,200.00           0.40           357         42.00        8.375        700      80.00
  750,000 -   799,999           1           750,000.00           0.41           357         32.10        8.500        587      81.52
1,000,000 - 1,049,999           1          1,000,000.00          0.55           358         20.00        6.750        691      54.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          694        181,155,683.57        100.00          357         36.89        6.992        680      77.37
------------------------------------------------------------------------------------------------------------------------------------

      * Based on the original balances of the Mortgage Loans.

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 48
      group

--------------------------------------------------------------------------------
                                      ARMs
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Principal Balance as of the Cut-Off Date
------------------------------------------------------------------------------------------------------------------------------------
                                              PRINCIPAL                           REMAINING
        RANGE OF              NUMBER OF        BALANCE        % OF PRINCIPAL       TERM TO     DEBT-TO-
    PRINCIPAL BALANCES         MORTGAGE       AS OF THE        BALANCE AS OF      MATURITY      INCOME    MORTGAGE             OLTV
 AS OF THE CUT-OFF DATE ($)     LOANS      CUT-OFF DATE ($)   THE CUT-OFF DATE     (months)       (%)     RATES (%)    FICO     (%)
------------------------------------------------------------------------------------------------------------------------------------
        0 -    49,999             1            43,864.89            0.02              358         0.00      7.125       701    79.96
   50,000 -    99,999            37          3,027,568.11           1.67              358        29.77      7.268       692    75.62
  100,000 -   149,999            112         13,919,096.02          7.68              358        36.12      7.089       692    75.61
  150,000 -   199,999            127         22,374,281.26          12.35             358        34.52      7.047       687    77.18
  200,000 -   249,999            110         24,525,026.05          13.54             358        35.83      6.918       683    77.50
  250,000 -   299,999            86          23,571,582.36          13.01             358        38.97      6.962       688    77.91
  300,000 -   349,999            74          23,784,193.22          13.13             358        39.83      6.892       680    78.11
  350,000 -   399,999            39          14,399,202.22          7.95              357        40.67      6.914       678    77.15
  400,000 -   449,999            30          12,698,341.74          7.01              357        35.46      7.215       668    79.97
  450,000 -   499,999            23          10,893,228.53          6.01              357        41.41      6.962       678    79.02
  500,000 -   549,999            24          12,467,889.95          6.88              357        36.83      7.025       672    77.13
  550,000 -   599,999            12          6,857,874.19           3.79              357        36.30      6.912       659    77.22
  600,000 -   649,999            12          7,524,335.03           4.15              357        34.68      6.915       654    78.24
  650,000 -   699,999             4          2,600,000.00           1.44              358        28.09      6.563       673    65.40
  700,000 -   749,999             1           719,200.00            0.40              357        42.00      8.375       700    80.00
  750,000 -   799,999             1           750,000.00            0.41              357        32.10      8.500       587    81.52
  1,000,000 - 1,049,999           1          1,000,000.00           0.55              358        20.00      6.750       691    54.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            694        181,155,683.57         100.00             357        36.89      6.992       680    77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 49
      group

--------------------------------------------------------------------------------
                                      ARMs
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Remaining Term to Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                          PRINCIPAL                            REMAINING
                          NUMBER OF        BALANCE          % OF PRINCIPAL      TERM TO      DEBT-TO-     MORTGAGE
      RANGE OF MONTHS      MORTGAGE       AS OF THE          BALANCE AS OF      MATURITY      INCOME       RATES               OLTV
         REMAINING          LOANS      CUT-OFF DATE ($)    THE CUT-OFF DATE     (months)        (%)          (%)      FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
 300 -  359                  694        181,155,683.57          100.00            357          36.89        6.992      680     77.37
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        694        181,155,683.57          100.00            357          36.89        6.992      680     77.37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Mortgage Rates
------------------------------------------------------------------------------------------------------------------------------------
                                          PRINCIPAL                           REMAINING
    RANGE OF              NUMBER OF        BALANCE         % OF PRINCIPAL     TERM TO       DEBT-TO-     MORTGAGE
 CURRENT MORTGAGE         MORTGAGE        AS OF THE         BALANCE AS OF     MATURITY       INCOME       RATES                OLTV
     RATES (%)             LOANS       CUT-OFF DATE ($)    THE CUT-OFF DATE    (months)        (%)          (%)       FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
 5.500 -  5.999             14          4,859,579.48            2.68             357          34.35        5.825       692     70.31
 6.000 -  6.499             146         37,834,583.92          20.89             358          36.93        6.182       693     75.34
 6.500 -  6.999             208         56,855,664.56          31.38             358          36.55        6.713       680     76.94
 7.000 -  7.499             137         35,199,756.99          19.43             358          37.72        7.196       675     77.68
 7.500 -  7.999             125         30,226,809.44          16.69             357          37.16        7.669       673     79.35
 8.000 -  8.499             31          8,448,641.90            4.66             357          37.77        8.216       678     80.34
 8.500 -  8.999             19          5,048,922.68            2.79             357          39.15        8.644       639     84.10
 9.000 -  9.499             13          2,368,991.07            1.31             358          25.26        9.015       680     80.46
10.000 - 10.499              1           312,733.53             0.17             355          48.78       10.200       524     74.88
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       694        181,155,683.57          100.00            357          36.89        6.992       680     77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 50
      group

--------------------------------------------------------------------------------
                                      ARMs
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Original Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
RANGE OF ORIGINAL       NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
  LOAN-TO-VALUE          MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
   RATIOS (%)             LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 25.00                1           100,000.00            0.06              358           0.00        6.625        681     25.00
25.01 - 30.00               2           596,000.00            0.33              358          42.00        7.052        665     29.62
30.01 - 35.00               1           101,000.00            0.06              358           0.00        6.625        675     32.06
40.01 - 45.00               6          1,482,280.53           0.82              357          36.59        6.219        696     42.61
45.01 - 50.00               4           769,735.32            0.42              358           0.00        6.724        640     46.51
50.01 - 55.00               6          1,958,450.00           1.08              358          24.24        6.641        681     53.07
55.01 - 60.00              10          2,258,000.00           1.25              358          44.59        6.314        664     59.13
60.01 - 65.00              32          7,404,637.57           4.09              358          33.19        6.403        673     63.97
65.01 - 70.00              56          12,501,610.61          6.90              358          30.95        6.795        694     69.56
70.01 - 75.00              39          11,739,254.34          6.48              357          36.56        7.034        651     73.81
75.01 - 80.00              507        133,940,701.48          73.94             358          37.64        7.026        686     79.87
80.01 - 85.00               5          2,347,849.44           1.30              357          30.51        7.732        594     83.12
85.01 - 90.00              12          3,132,432.08           1.73              357          35.89        7.372        635     89.81
90.01 - 95.00               7          1,807,732.60           1.00              356          45.59        7.794        580     95.00
95.01 +                     6          1,015,999.60           0.56              356          41.91        7.966        617    100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694        181,155,683.57         100.00             357          36.89        6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 51
      group

--------------------------------------------------------------------------------
                                      ARMs
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            FICO Score at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
                        NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
                         MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
RANGE OF FICO SCORES      LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
   0 -  499                12          2,579,024.57           1.42              357          34.26       7.143         0      75.82
 500 -  519                 1           384,327.22            0.21              356          45.73       8.990        501     95.00
 520 -  539                 4          1,394,168.60           0.77              355          47.08       8.256        534     83.19
 540 -  559                 5          1,877,847.99           1.04              352          40.69       7.447        549     80.43
 560 -  579                 6          3,087,712.47           1.70              356          34.18       6.885        567     83.61
 580 -  599                 6          2,233,562.27           1.23              357          36.59       7.939        589     78.00
 600 -  619                 3           528,370.65            0.29              357          24.29       6.966        611     75.02
 620 -  639                100         27,865,468.01          15.38             358          35.17       7.059        627     75.67
 640 -  659                81          22,150,741.12          12.23             357          40.70       6.977        649     77.29
 660 -  679                106         27,767,063.97          15.33             358          38.99       6.944        668     78.38
 680 -  699                114         28,742,585.75          15.87             358          34.35       7.023        688     76.51
 700 -  719                83          20,023,432.13          11.05             358          36.93       7.056        708     78.60
 720 -  739                82          20,837,257.93          11.50             358          34.89       6.812        726     76.08
 740 -  759                40          9,975,472.14           5.51              358          37.27       6.880        747     78.46
 760 -  779                35          7,753,633.28           4.28              358          33.97       6.778        769     77.13
 780 -  799                15          3,767,015.47           2.08              358          36.59       6.603        789     78.25
 800 +                      1           188,000.00            0.10              358           0.00       7.125        809     80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694        181,155,683.57         100.00             357          36.89       6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Debt-to-Income Ratio
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
   RANGE OF             NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
DEBT-TO-INCOME           MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
  RATIOS (%)              LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
 0.00 - 20.00              334         83,937,823.48         46.33              358          19.35       7.116        685     76.38
20.01 - 25.00               8          2,193,348.00           1.21              357          22.49       6.340        712     77.68
25.01 - 30.00               24         5,483,100.26           3.03              357          27.96       6.442        698     74.44
30.01 - 35.00               33         9,062,437.46           5.00              357          32.71       6.797        666     78.61
35.01 - 40.00               67         15,690,181.31          8.66              357          37.82       6.817        677     77.23
40.01 - 45.00              138         40,462,452.73         22.34              357          42.29       6.984        678     78.22
45.01 - 50.00               67         19,371,906.74         10.69              357          47.19       6.963        663     79.48
50.01 +                     23         4,954,433.59           2.73              357          51.85       6.863        659     80.46
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694        181,155,683.57         100.00             357          36.89       6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 52
      group

--------------------------------------------------------------------------------
                                      ARMs
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Geographic Distribution
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
                        NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
                         MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
     STATE                LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
  California               147        51,383,482.23           28.36             357          37.84       6.932        669     77.32
  Arizona                  144        34,114,551.37           18.83             358          35.10       6.845        693     76.87
  Virginia                 68         21,596,357.00           11.92             358          40.99       7.050        676     77.94
  Florida                  75         14,053,558.52           7.76              358          33.05       7.114        690     76.65
  New York                 32         12,274,833.60           6.78              357          35.43       6.989        694     75.82
  Maryland                 27          7,029,029.54           3.88              357          37.47       6.939        679     77.53
  Georgia                  27          4,938,864.58           2.73              357          37.14       7.352        696     80.45
  Nevada                   17          4,535,216.07           2.50              357          41.37       7.544        690     79.25
  Illinois                 18          4,306,899.75           2.38              357          38.83       7.230        646     82.56
  New Jersey               13          3,446,572.96           1.90              357          29.88       6.932        654     75.47
  Washington               15          3,393,710.00           1.87              358          41.69       6.828        688     77.45
  Massachusetts            10          2,844,849.53           1.57              357          38.31       7.031        653     74.99
  Texas                    20          2,505,867.24           1.38              358          35.11       7.123        707     79.77
  Minnesota                10          2,331,608.00           1.29              358          41.88       6.680        682     77.55
  Oregon                    7          1,592,280.00           0.88              358          39.48       6.866        686     73.85
  Ohio                      8          1,401,845.04           0.77              358          31.78       6.778        675     81.52
  Colorado                  8          1,145,600.00           0.63              357          42.52       6.978        684     77.64
  North Carolina            7          1,078,562.45           0.60              356          36.74       7.058        667     75.87
  Connecticut               3          1,072,750.00           0.59              358          32.45       6.435        633     65.50
  Dist. Of Columbia         4          1,052,000.00           0.58              358           0.00       7.529        670     71.65
  Michigan                  7          1,024,374.23           0.57              356          31.79       7.797        625     82.32
  Utah                      5           671,129.00            0.37              358          42.00       7.521        712     76.28
  New Mexico                4           638,620.00            0.35              357          39.07       6.907        678     79.99
  Rhode Island              3           623,672.13            0.34              357          36.87       7.595        662     89.46
  Arkansas                  4           416,036.40            0.23              357          31.90       7.207        690     83.05
  Missouri                  2           414,013.93            0.23              358          42.00       6.714        683     73.13
  Alabama                   1           320,000.00            0.18              358          44.40       6.875        706     80.00
  Tennessee                 3           332,000.00            0.18              357          39.52       7.600        673     80.00
  Louisiana                 1           197,600.00            0.11              357          35.39       6.500        626     80.00
  Pennsylvania              1           130,200.00            0.07              358          20.00       8.125        650     70.00
  Kansas                    1           105,600.00            0.06              358          39.99       6.375        761     80.00
  Delaware                  1           96,000.00             0.05              357           0.00       7.625        685     80.00
  Kentucky                  1           88,000.00             0.05              358          20.00       7.125        707     80.00
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL                    694        181,155,683.57         100.00             357          36.89       6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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      WINTER                                                             Page 53
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--------------------------------------------------------------------------------
                                      ARMs
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
                        NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
                         MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
OCCUPANCY STATUS*         LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
Investment                 121         21,916,734.23         12.10              358          32.55       7.521        703     75.25
Owner Occupied             524        150,228,942.27         82.93              357          37.57       6.899        675     77.86
Second Home                49          9,010,007.07           4.97              358          35.86       7.250        702     74.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694        181,155,683.57         100.00             357          36.89       6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

      * Based on mortgagor representation at origination.

------------------------------------------------------------------------------------------------------------------------------------
                                                          Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
                        NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
                         MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
INCOME DOCUMENTATION      LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation         170        42,844,010.08          23.65              357          38.62       6.678        665     78.78
Limited                    351        102,224,626.24         56.43              358          35.56       7.078        682     77.99
No Documentation           173        36,087,047.25          19.92              357          37.51       7.118        691     73.97
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694        181,155,683.57         100.00             357          36.89       6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
                        NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
                         MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
   PURPOSE                LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
Cash-Out Refi              176         50,887,017.59         28.09              357          37.53       6.904        660     74.48
Purchase                   468        117,682,192.15         64.96              357          36.74       7.060        689     79.01
Rate/Term Refi              50         12,586,473.83          6.95              358          35.50       6.707        669     73.77
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694        181,155,683.57         100.00             357          36.89       6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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      WINTER                                                             Page 54
      group

--------------------------------------------------------------------------------
                                      ARMs
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
                        NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
                         MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
PROPERTY TYPE             LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family Unit             50         16,172,702.27          8.93              357          35.26       7.157        690     76.65
Condo                       78         16,857,314.10          9.31              357          38.87       6.956        695     78.12
Coop                        2           420,000.00            0.23              357          20.00       6.990        721     53.67
PUD                         92         25,069,921.48         13.84              357          39.40       6.810        682     78.41
S/F Detached               460        119,493,089.72         65.96              357          36.24       7.023        675     77.23
Townhouse                   12         3,142,656.00           1.73              358          42.59       6.594        699     77.57
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694        181,155,683.57         100.00             357          36.89       6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Interest Only Term at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
                        NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
INTEREST ONLY TERM AT    MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
 ORIGINATION (months)     LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
24  months                  3          1,251,349.98          0.69               357          41.78       7.386        588     81.21
60  months                 65         20,984,749.42          11.58              357          36.32       7.108        670     76.1
120  months                511        132,023,520.00         72.88              358          36.88        6.93        689     77.27
No IO Term                 115        26,896,064.17          14.85              357          36.92       7.187        647     78.68
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694        181,155,683.57          100               357          36.89       6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 55
      group

--------------------------------------------------------------------------------
                                      ARMs
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Charge Term at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
                        NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
PREPAYMENT CHARGE TERM   MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
AT ORIGINATION (months)   LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
1 YR PP                    28          7,680,670.25           4.24              357          39.43       7.191        660     76.36
2 YR PP                    105        30,614,414.89           16.90             357          39.15       7.218        657     78.57
3 YR PP                    322        75,417,311.97           41.63             358          36.62       6.958        687     77.25
5 YR PP                     4           515,136.00            0.28              358          37.11       6.816        735     68.55
6 MO PP                    18          5,647,432.58           3.12              357          35.30       6.514        694     71.38
NO PP                      217        61,280,717.88           33.83             357          36.17       6.941        682     77.68
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694        181,155,683.57         100.00             357          36.89       6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               Maximum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
       RANGE OF         NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
   MAXIMUM MORTGAGE      MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
      RATES (%)           LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
  10.500 - 10.999           9          3,003,888.00           1.66              357          33.03       5.800        706     65.41
  11.000 - 11.499          136        34,571,573.92           19.08             358          37.22       6.175        695     75.16
  11.500 - 11.999          197        53,182,883.20           29.36             358          36.96       6.672        686     76.85
  12.000 - 12.499          131        34,427,054.80           19.00             358          37.12       7.106        679     77.55
  12.500 - 12.999          123        29,635,101.91           16.36             357          36.28       7.519        667     78.92
  13.000 - 13.499          35          9,227,590.19           5.09              357          37.07       7.787        668     79.17
  13.500 - 13.999          30          8,546,922.30           4.72              356          38.85       7.975        661     80.22
  14.000 - 14.499          21          5,309,873.90           2.93              357          31.56       8.490        670     80.46
  14.500 - 14.999           5          1,927,441.16           1.06              356          33.26       8.312        635     85.67
  15.000 - 15.499           3           176,609.00            0.10              357          32.81       9.157        630     88.02
  15.500 - 15.999           3           834,011.66            0.46              355          45.51       8.911        520     94.17
  16.000 - 16.499           1           312,733.53            0.17              355          48.78       10.200       524     74.88
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL                    694        181,155,683.57         100.00             357          36.89       6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 56
      group

--------------------------------------------------------------------------------
                                      ARMs
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              Minimum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
                        NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
RANGE OF MINIMUM         MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
MORTGAGE RATES (%)        LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
 0.000 - 4.499             658        169,592,638.00         93.62              358          36.74       6.945        686     77.10
 4.500 -  4.999             2           895,749.45            0.49              357          13.06       7.458        584     84.66
 5.000 -  5.499             8          2,109,064.77           1.16              356          36.44       7.439        616     69.88
 5.500 -  5.999             9          2,490,825.05           1.37              356          39.38       7.309        608     83.79
 6.000 -  6.499             7          3,135,932.77           1.73              354          38.96       7.793        593     81.27
 6.500 -  6.999             6          1,864,022.36           1.03              356          43.84       7.828        565     85.25
 7.000 -  7.499             2           372,711.58            0.21              357          52.69       8.138        624     80.65
 7.500 -  7.999             2           694,739.59            0.38              356          47.39       8.883        517     95.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694        181,155,683.57         100.00             357          36.89       6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Margins of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
                        NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
RANGE OF MORTGAGE        MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
   MARGINS (%)            LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
0.000 - 2.499               6          1,584,803.00           0.87              358          37.90       7.160        727     79.49
2.500 - 2.999              525        134,740,688.67          74.38             358          36.44       6.995        685     76.93
3.000 - 3.499               7          2,000,923.10           1.10              356          28.14       6.973        665     79.07
3.500 - 3.999              108        27,584,422.34           15.23             357          38.16       6.564        689     77.02
4.000 - 4.499              12          3,681,800.89           2.03              356          38.56       7.856        683     81.46
4.500 - 4.999               2           895,749.45            0.49              357          13.06       7.458        584     84.66
5.000 - 5.499               8          2,109,064.77           1.16              356          36.44       7.439        616     69.88
5.500 - 5.999               9          2,490,825.05           1.37              356          39.38       7.309        608     83.79
6.000 - 6.499               7          3,135,932.77           1.73              354          38.96       7.793        593     81.27
6.500 - 6.999               6          1,864,022.36           1.03              356          43.84       7.828        565     85.25
7.000 - 7.499               2           372,711.58            0.21              357          52.69       8.138        624     80.65
7.500 - 7.999               2           694,739.59            0.38              356          47.39       8.883        517     95.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694        181,155,683.57         100.00             357          36.89       6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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      WINTER                                                             Page 57
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--------------------------------------------------------------------------------
                                      ARMs
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Next Rate Adjustment Date of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
  NEXT RATE             NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
 ADJUSTMENT              MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
    DATE                  LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
March 1, 2006               1           223,787.46            0.12              357          26.89       6.250         0      70.00
July 10, 2006               1           544,047.41            0.30              343          44.10       7.500        547     73.04
June 1, 2007                3          1,317,450.44           0.73              354           0.00       7.511        705     80.00
July 1, 2007                15         4,230,647.68           2.34              355          43.80       7.831        604     82.96
August 1, 2007              20         7,059,671.70           3.90              356          40.50       7.430        607     82.11
September 1, 2007           18         5,398,878.85           2.98              357          26.31       7.374        644     80.13
October 1, 2007             3          1,439,750.00           0.79              358          37.38       7.285        660     76.38
August 1, 2008              2           372,800.00            0.21              356          39.97       6.768        670     80.00
September 1, 2008           4           762,361.56            0.42              357          34.82       6.997        636     77.12
October 1, 2008             6          1,652,120.00           0.91              358          36.37       6.263        685     79.90
June 1, 2010                1           453,000.00            0.25              354          33.73       6.250        623     72.48
July 1, 2010                2           637,320.00            0.35              355          35.74       6.665        643     72.86
August 1, 2010              16         4,373,189.91           2.41              356          34.54       6.838        683     78.61
October 1, 2010            396         98,500,382.26         54.37              358          36.46       7.022        685     76.39
November 1, 2010            29         7,883,594.00           4.35              359          38.85       7.059        700     79.11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      694        181,155,683.57         100.00             357          36.89       6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 58
      group

--------------------------------------------------------------------------------
                                      ARMs
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             Initial Periodic Rate Cap of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
     INITIAL PERIODIC   NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
         RATE CAP        MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
           (%)            LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
          1.000             2           745,037.46            0.41              358          26.89       7.037        661     73.50
          2.000            11          4,621,309.45           2.55              356          37.20       7.354        567     81.52
          3.000            76         21,661,878.64           11.96             356          38.50       7.383        656     79.45
          5.000            597        152,268,878.53          84.05             358          36.86       6.930        686     76.98
          6.000             8          1,858,579.49           1.03              357          28.92       6.557        686     77.05
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL                   694        181,155,683.57         100.00             357          36.89       6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Subsequent Periodic Rate Cap of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                            REMAINING
         SUBSEQUENT     NUMBER OF        BALANCE         % OF PRINCIPAL      TERM TO        DEBT-TO-
          PERIODIC       MORTGAGE      AS OF THE CUT-     BALANCE AS OF      MATURITY       INCOME      MORTGAGE               OLTV
        RATE CAP (%)      LOANS        OFF DATE ($)     THE CUT-OFF DATE     (months)         (%)       RATES (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
           1.000           679        176,395,174.72          97.37             357          37.01       6.992        681     77.41
           1.500            4          1,971,578.19           1.09              356          32.54       7.172        551     80.06
           2.000           11          2,788,930.66           1.54              356          32.84       6.870        669     73.31
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL                   694        181,155,683.57         100.00             357          36.89       6.992        680     77.37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[LOGO] the                            PRELIMINARY TERM SHEET FOR TMTS 2005-18ALT
      WINTER                                                             Page 59
      group

                        Bear Stearns' Contact Information

--------------------------------------------------------------------------------
                         Bear Stearns Banking Contacts
--------------------------------------------------------------------------------
Name:                              Telephone:             E-Mail:

Matthew Perkins                    (212) 272-7977         mperkins@bear.com
Senior Managing Director

Josephine Musso                    (212) 272-6033         jmusso@bear.com
Associate Director

Audrey Kingsley                    (212) 272-0891         akingsley@bear.com
Vice President

--------------------------------------------------------------------------------
                         Bear Stearns Banking Contacts
--------------------------------------------------------------------------------
Name:                              Telephone:             E-Mail:

Jeffrey Verschleiser               (212) 272-5451         jverschleiser@bear.com
Senior Managing Director

Scott Eichel                       (212) 272-5451         seichel@bear.com
Senior Managing Director

Carol Fuller                       (212) 272-4955         cfuller@bear.com
Senior Managing Director

Angela Ward                        (212) 272-4955         award@bear.com
Vice President
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                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.